                                                                   Exhibit 10.57

                         REINSTATEMENT OF AND AMENDMENT
                         TO PURCHASE AND SALE AGREEMENT

                             (NORTH RANCH PAVILIONS)

     This Reinstatement of and Amendment to Purchase and Sale Agreement ("AMENDMENT") is made as of the 14 day of January, 2004, by and between CH REALTY II/NORTH RANCH, L.P., a Delaware limited partnership ("SELLER"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("PURCHASER").

                                    RECITALS:

     WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement (the "PURCHASE AND SALE AGREEMENT") dated effective December 17, 2003, for the acquisition of the retail shopping center known locally as the North Ranch Pavilions located in the City of Thousand Oaks, Ventura County, California more particularly described in the Purchase and Sale Agreement (the "PROPERTY");

     WHEREAS, the Purchase and Sale Agreement terminated by its terms on December 24, 2003, while the parties resolved certain due diligence issues; and

     WHEREAS, Seller and Purchaser mutually desire to reinstate and modify the Purchase and Sale Agreement upon the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual agreements stated herein and other good and valuable consideration, the receipt, sufficiency and adequacy of each of which is hereby acknowledged and confessed, Seller and Purchaser hereby agree as follows:

     1. REINSTATEMENT. It is the express agreement of Seller and Purchaser that, upon the execution of this Amendment by both parties, the Purchase and Sale Agreement shall be deemed for all purposes reinstated and in full force and effect except as modified hereby.

     2. SATISFACTION OF ALL DUE DILIGENCE CONDITIONS. Purchaser, by its execution hereof, acknowledges that it has fully waived its right to terminate the Purchase and Sale Agreement pursuant to Section 4.4 of the Purchase and Sale Agreement and further by its execution hereof agrees that the Earnest Money (as defined in the Purchase and Sale Agreement) in the amount of $300,000.00 previously deposited with the Title Company shall be, save and except for a default by Seller or the occurrence of any other event otherwise entitling Purchaser to receive a return of the Earnest Money pursuant to the terms of the Purchase and Sale Agreement, deemed earned and, in the event of a default by Purchaser, forfeitable in accordance with the terms of the Purchase and Sale Agreement. Expressly, Purchaser further agrees that it has accepted all matters relating to title as set forth on the pro forma Title Policy issued by the Title Company identified in the Purchase and Sale Agreement attached hereto as EXHIBIT "A" (the "PRO FORMA POLICY"). Purchaser and Seller agree that the Title Policy (as defined in the Purchase and sale Agreement) required to be issued at Closing pursuant to SECTION 5.4 of the Purchase and Sale Agreement must conform in all respects to the Pro Forma Policy unless otherwise accepted by Purchaser.

     3. AUDIT LETTER. In order to satisfy the requirements of SECTION 12.22 of the Purchase and Sale Agreement, the parties have negotiated and agreed that the letter attached hereto as EXHIBIT "B" shall be executed and delivered by Seller at the Closing in satisfaction of Seller's pre-closing obligations under
SECTION 12.22.

REINSTATEMENT OF AND AMENDMENT TO PURCHASE AND SALE AGREEMENT - Page 1

     4. PRORATIONS/ADJUSTMENTS. The parties agree that prorations at Closing for Rent shall be based upon the schedule attached as EXHIBIT "C" which provides to Purchaser prorations based upon the full rental to be paid at the Property for the month of Closing with the further proviso that the parties shall, following the Closing, adjust the proration figures used on the Closing Statements based upon actual collections at the Property for the month of January, 2004. This PARAGRAPH 4 does not alter the obligations of the parties pursuant to SECTION 8.1.3(b) of the Purchase and Sale Agreement. It is the further agreement of the parties that, as to the repairs required on EXHIBIT "D", Seller has completed the same, and that to the extent the City of Thousand Oaks (the "CITY") requires post-closing additional work to be undertaken with regard to the items completed by Seller reflected on EXHIBIT "D" (the "ADDITIONAL WORK"), Seller shall, upon written notice from Purchaser and the City, either (i) complete the Additional Work at its cost and expense or
(ii) reimburse Purchaser for all third-party costs incurred by Purchaser in the completion of the Additional Work. The term "Additional Work" shall mean ONLY work required by the City as to the items completed by Seller described on EXHIBIT "D".

     5. CLOSING DATE. The parties hereto hereby agree that the Closing shall occur on or before 5:00 p.m. central standard time January 15, 2004, and that in order to accommodate the recording requirements of the jurisdiction in which the Property is located, the parties will execute and deliver to the Title Company the documents required to consummate the transaction in time sufficient to permit the same to be delivered for recordation with the County Recorder for the Property such that the Closing can occur and the funds can be disbursed on or before 5:00 p.m. central standard time January 15, 2004.

     6. NO FURTHER MODIFICATION. Except as expressly modified herein, all remaining terms and conditions of the Purchase and Sale Agreement shall remain in full force as set forth therein. Terms and provisions as utilized herein shall have the same meaning and effect as used in the Purchase and Sale Agreement unless expressly modified herein.

     7. MULTIPLE COUNTERPARTS. This Amendment may be executed in a number of identical counterparts. Each such counterpart is deemed an original for all purposes and all such counterparts shall, collectively, constitute one agreement, but, in making proof of this Amendment or the Purchase and Sale Agreement, it shall not be necessary to produce or account for more than one counterpart.

     8. FACSIMILE TRANSMISSION. For the purposes of this Amendment, the parties agree that they will accept and rely upon facsimile transmission and execution of this Amendment to be binding upon each other. To the extent the parties choose to rely upon execution by facsimile execution and transmission of this Amendment, the parties shall cause "ink signed originals" of this Amendment to be executed to each of the parties and the Title Company.

REINSTATEMENT OF AND AMENDMENT TO PURCHASE AND SALE AGREEMENT - Page 2

     EXECUTED as of the date first above written.

                                    SELLER:

                                    CH REALTY II/NORTH RANCH, L.P.,
                                    a Delaware limited partnership

                                    By:   CH Realty II/Retail GP, L.L.C.,
                                          a Delaware limited liability company,
                                          its General Partner

                                    By:   Crow Holdings Managers, L.L.C.,
                                          a Texas limited liability company,
                                          its Manager

                                          By: /s/ Robert A. McClain
                                             --------------------------------
                                          Name:       Robert A. McClain
                                               ------------------------------
                                          Title:      Vice President
                                                -----------------------------


                                    PURCHASER:

                                    INLAND REAL ESTATE ACQUISITIONS, INC.,
                                    an Illinois corporation


                                    By: /s/ E. Joseph Cosenza
                                        -------------------------------------
                                    Name: E. Joseph Cosenza
                                         ------------------------------------
                                    Title: President
                                          -----------------------------------

REINSTATEMENT OF AND AMENDMENT TO PURCHASE AND SALE AGREEMENT - Page 3

                                                                     [ILLEGIBLE]

                         AMERICAN LAND TITLE ASSOCIATION
                                 OWNER'S POLICY
                                   (10-17-92)

                                    EXHIBIT A

                         CHICAGO TITLE INSURANCE COMPANY


SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS AND STIPULATIONS, CHICAGO TITLE INSURANCE COMPANY, a Missouri corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the Amount of Insurance stated in Schedule A, sustained or incurred by the insured by reason of:

     1. Title to the estate or interest described in Schedule A being vested other than as stated therein;

     2.   Any defect in or lien or encumbrance on the title;

     3.   Unmarketability of the title;

     4.   Lack of a right of access to and from the land.

The Company will also pay the costs, attorneys' fees and expenses incurred in defense of the title, as insured, but only to the extent provided in the Conditions and Stipulations.

IN WITNESS WHEREOF, CHICAGO TITLE INSURANCE COMPANY has caused this policy to be signed and sealed as of Date of Policy shown in Schedule A, the policy to become valid when countersigned by an authorized signatory.


Issued by:                                     CHICAGO TITLE INSURANCE COMPANY
CHICAGO TITLE COMPANY                                   By:
245 SOUTH LOS ROBLES AVENUE
SUITE 105
PASADENA, CA 91101-2820                                 /s/ [ILLEGIBLE]
(626) 432-7600                                                         President

                                     [SEAL]

                                                        By:

                                                        /s/ [ILLEGIBLE]
                                                                       Secretary

ALTA Owner's Policy (10-17-92)

                            EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys' fees or expenses which arise by reason of:

1. (a) Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land;
          (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

     (b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2. Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3.   Defects, liens, encumbrances, adverse claims or other matters:

     (a)  created, suffered, assumed or agreed to by the insured claimant;

     (b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

     (c)  resulting in no loss or damage to the insured claimant;

     (d)  attaching or created subsequent to Date of Policy; or

     (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.

4. Any claim, which arises out of the transaction vesting in the insured the estate or interest insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that is based on:

     (i) the transaction creating the estate or interest insured by this policy being deemed a fraudulent conveyance or fraudulent transfer; or

     (ii) the transaction creating the estate or interest insured by this policy being deemed a preferential transfer except where the preferential transfer results from the failure:

          (a)  to timely record the instrument of transfer; or

          (b) of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.

                           CONDITIONS AND STIPULATIONS

1.   DEFINITION OF TERMS

     The following terms when used in this policy mean:

     (a) "insured": the insured named in Schedule A, and, subject to any rights or defenses the Company would have had against the named insured, those who succeed to the interest of the named insured by operation of law as distinguished from purchase including, but not limited to, heirs, distributes, devisees, survivors, personal representatives, next of kin, or corporate or fiduciary successors.

     (b) "insured claimant": an insured claiming loss or damage.

     (c) "knowledge" or "known": actual knowledge, not constructive knowledge or notice which may be imputed to an insured by reason of the public records as defined in this policy or any other records which impart constructive notice of matters affecting the land.

     (d) "land": the land described or referred to in Schedule A, and Improvements affixed thereto which by law constitute real property. The term "land" does not include any property beyond the lines of the area described or referred to in Schedule A, nor any right, title, interest, estate or easement in abutting streets, roads, avenues, alleys, lanes, ways or waterways, but nothing herein shall modify or limit the extent to which a right of access to and from the land is insured by this policy.

     (e) "mortgage": mortgage, deed of trust, trust deed, or other security instrument.

     (f) "public records": records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without knowledge. With respect to
Section 1(a)(iv) of the Exclusions From Coverage, "public records" shall also include environmental protection liens filed in the records of the clerk of the United States district court for the district in which the land is located.

     (g) "unmarketability of the title": an alleged or apparent matter affecting the title to the land, not excluded or excepted from coverage, which would entitle a purchaser of the estate or interest described in Schedule A to be released from the obligation to purchase by virtue of a contractual condition requiring the delivery of marketable title.

2.   CONTINUATION OF INSURANCE AFTER CONVEYANCE OF TITLE

     The coverage of this policy shall continue in force as of Date of Policy in favor of an insured only so long as the insured retains an estate or interest in the land, or holds an indebtedness secured by a purchase money mortgage given by a purchaser from the insured, or only so long as the insured shall have liability by reason of covenants of warranty made by the insured in any transfer or conveyance of the estate or interest. This policy shall not continue in force in favor of any purchaser from the insured of either (i) an estate or interest in the land, or (ii) an indebtedness secured by a purchase money mortgage given to the insured.

3.   NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT

     The insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 4(a) below, (ii) in case knowledge shall come to an insured hereunder of any claim of title or interest which is adverse to the title to the estate or interest, as insured, and which might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if title to the estate or interest, as insured, is rejected as unmarketable. If prompt notice shall not be given to the Company, then as to the insured all liability of the Company shall terminate with regard to the matter or matters for which prompt notice is required; provided, however, that failure to notify the Company shall in no case prejudice the rights of any insured under this policy unless the Company shall be prejudiced by the failure and then only to the extent of the prejudice.

4.   DEFENSE AND PROSECUTION OF ACTIONS; DUTY OF INSURED CLAIMANT TO COOPERATE

     (a) Upon written request by the insured and subject to the options contained in Section 6 of these Conditions and Stipulations, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an insured in litigation in which any third party asserts a claim adverse to the title or interest as insured, but only as to those stated causes of action alleging a defect, lien or encumbrance or other matter insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the insured to object for reasonable cause) to represent the insured as to those stated causes of action and shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs or expenses incurred by the insured in the defense of those causes of action which allege matters not insured against by this policy.

     (b) The Company shall have the right, at its own cost, to institute and prosecute any action or proceeding or to do any other act which in its opinion may be necessary or desirable to establish the title to the estate or interest, as insured, or to prevent or reduce loss or damage to the insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable hereunder, and shall not thereby concede liability or waive any provision of this policy. If the Company shall exercise its rights under this paragraph, it shall do so diligently.

     (c) Whenever the Company shall have brought an action or interposed a defense as required or permitted by the provisions of this policy, the Company may pursue any litigation to final determination by a court of competent jurisdiction and expressly reserves the right, in its sole discretion, to appeal from any adverse judgment or order.

     (d) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding, the insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, and all appeals therein, and permit the Company to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the insured, at the Company's expense, shall give the Company all reasonable aid (i) in any action or proceeding, securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or affecting settlement, and (ii) in any other lawful act which in the opinion of the Company may be necessary or desirable to establish the title to the estate or interest as insured. If the Company is prejudiced by the failure of the insured to furnish the required cooperation, the Company's obligations to the insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

5.   PROOF OF LOSS OR DAMAGE

     In addition to and after the notices required under Section 3 of these Conditions and Stipulations have been provided the Company, a proof of loss or damage signed and sworn to by the insured claimant shall be furnished to the Company within 90 days after the insured claimant shall ascertain the facts giving rise to the loss or damage. The proof of loss or damage shall describe the defect in, or lien or encumbrance on the title, or other matter insured against by this policy which constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage. If the Company is prejudiced by the failure of the insured claimant to provide the required proof of loss or damage, the Company's obligations to the insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such proof of loss or damage.

     In addition, the insured claimant may reasonably be required to submit to examination under oath by any authorized representative of the Company and shall produce for examination, inspection and copying, at such reasonable times and places as may be designated by any authorized representative of the Company, all records, books, ledgers, checks, correspondence and memoranda, whether bearing a date before or after Date of Policy, which reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the insured claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect and copy all records, books, ledgers, checks, correspondence and memoranda in the custody or control of a third party, which reasonably pertain to the loss or damage. All information designated as confidential by the insured claimant provided to the Company pursuant to this Section shall not be disclosed to others unless. In the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the insured claimant to submit for examination under oath, produce other reasonably requested information or grant permission to secure reasonably necessary information from third parties as required in this paragraph shall terminate any liability of the Company under this policy as to that claim.

6.   OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY

     In case of a claim under this policy, the Company shall have the following additional options:

     (a)  TO PAY OR TENDER PAYMENT OF THE AMOUNT OF INSURANCE.

     To pay or tender payment of the amount of insurance under this policy together with any costs, attorneys' fees and expenses incurred by the insured claimant, which were authorized by the Company, up to the time of payment or tender of payment and which the Company is obligated to pay.

    Upon the exercise by the Company of this option, all liability and obligations to the insured under this policy, other than to make the payment required, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, and the policy shall be surrendered to the Company for cancellation.

     (b) TO PAY OR OTHERWISE SETTLE WITH PARTIES OTHER THAN THE INSURED OR WITH THE INSURED CLAIMANT.

     (i) to pay or otherwise settle with other parties for or in the name of an insured claimant any claim insured against under this policy, together with any costs, attorneys' fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay; or

     (ii) to pay or otherwise settle with the insured claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay.

     Upon the exercise by the Company of either of [ILLEGIBLE] Options provided for in paragraphs (b)(i) or (ii), the Company's obligations [ILLEGIBLE] the insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute or continue any litigation.

7.   DETERMINATION, EXTENT OF LIABILITY AND COINSURANCE

     This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the insured claimant who has suffered loss or damage by reason of matters insured against by this policy and only to the extent herein described.

     (a) The liability of the Company under this policy shall not exceed the least of:

     (i)  the Amount of Insurance stated in Schedule A; or,

     (ii) the difference between the value of the insured estate or interest as insured and the value of the insured estate or interest subject to the defect, lien or encumbrance insured against by this policy.

     (b) In the event the Amount of Insurance stated in Schedule A at the Date of Policy is less than 80 percent of the value of the insured estate or interest or the full consideration paid for the land, whichever is less, or if subsequent to the Date of Policy an improvement is erected on the land which increases the value of the insured estate or interest by at least 20 percent over the Amount of Insurance stated in Schedule A, then this Policy is subject to the following:

     (i) where no subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that the amount of insurance at Date of Policy bears to the total value of the insured estate or interest at Date of Policy; or

     (ii) where a subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that 120 percent of the Amount of Insurance stated in Schedule A bears to the sum of the Amount of Insurance stated in Schedule A and the amount expended for the improvement.

     The provisions of this paragraph shall not apply to costs, attorneys' fees and expenses for which the Company is liable under this policy, and shall only apply to that portion of any loss which exceeds, in the aggregate, 10 percent of the Amount of Insurance stated in Schedule A.

     (c) The Company will pay only those costs, attorneys' fees and expenses incurred in accordance with Section 4 of these Conditions and Stipulations.

8.   APPORTIONMENT

     If the land described in Schedule A consists of two or more parcels which are not used as a single site, and a loss is established affecting one or more of the parcels but not all, the loss shall be computed and settled on a pro rata basis as if the amount of insurance under this policy was divided pro rata as to the value on Date of Policy of each separate parcel to the whole, exclusive of any improvements made subsequent to Date of Policy, unless a liability or value has otherwise been agreed upon as to each parcel by the Company and the insured at the time of the issuance of this policy and shown by an express statement or by an endorsement attached to this policy.

9.   LIMITATION OF LIABILITY

     (a) If the Company establishes the title, or removes the alleged defect, lien or encumbrance, or cures the lack of a right of access to or from the land, or cures the claim of unmarketability of title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals therefrom, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused thereby.

     (b) In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals therefrom, adverse to the title as insured.

     (c) The Company shall not be liable for loss or damage to any insured for liability voluntarily assumed by the insured in settling any claim or suit without the prior written consent of the Company.

10.  REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY

     All payments under this policy, except payments made for costs, attorneys' fees and expenses, shall reduce the amount of the insurance pro tanto.

11.  LIABILITY NONCUMULATIVE

     It is expressly understood that the amount of insurance under this policy shall be reduced by any amount the Company may pay under any policy insuring a mortgage to which exception is taken in Schedule B or to which the insured has agreed, assumed, or taken subject, or which is hereafter executed by an insured and which is a charge or lien on the estate or interest described or referred to in Schedule A, and the amount so paid shall be deemed a payment under this policy to the insured owner.

12.  PAYMENT OF LOSS

     (a) No payment shall be made without producing this policy for endorsement of the payment unless the policy has been lost or destroyed, in which case proof of loss or destruction shall be furnished to the satisfaction of the Company.

     (b) When liability and the [ILLEGIBLE] of loss or damage has been definitely fixed in accordance with these [ILLEGIBLE] and Stipulations, the loss or damage shall be payable within 30 days thereafter.

13.  SUBROGATION UPON PAYMENT OR SETTLEMENT

     (a)  THE COMPANY'S RIGHT OF SUBROGATION.

     Whenever the Company shall have settled and paid a claim under this policy, all right of subrogation shall vest in the Company unaffected by any act of the insured claimant.

     The Company shall be subrogated to and be entitled to all rights and remedies which the insured claimant would have had against any person or property in respect to the claim had this policy not been issued, if requested by the Company, the insured claimant shall transfer to the Company all rights and remedies against any person or property necessary in order to perfect this right of subrogation. The insured claimant shall permit the Company to sue, compromise or settle in the name of the insured claimant and to use the name of the insured claimant in any transaction or litigation involving these rights or remedies.

     If a payment on account of a claim does not fully cover the loss of the insured claimant, the Company shall be subrogated to these rights and remedies in the proportion which the Company's payment bears to the whole amount of the loss.

     If loss should result from any act of the insured claimant, as stated above, that act shall not void this policy, but the Company, in that event, shall be required to pay only that part of any losses insured against by this policy which shall exceed the amount, if any, lost to the Company by reason of the impairment by the insured claimant of the Company's right of subrogation.

     (b)  THE COMPANY'S RIGHTS AGAINST NON-INSURED OBLIGORS.

     The Company's right of subrogation against non-insured obligors shall exist and shall include, without limitation, the rights of the insured to indemnities, guaranties, other policies of insurance or bonds, notwithstanding any terms or conditions contained in those instruments which provide for subrogation rights by reason of this policy.

14.  ARBITRATION

     Unless prohibited by applicable law, either the Company or the insured may demand arbitration pursuant to the Title Insurance Arbitration Rules of the American Arbitration Association. Arbitrable matters may include, but are not limited to; any controversy or claim between the Company and the insured arising out of or relating to this policy, any service of the Company in connection with its issuance or the breach of a policy provision or other obligation. All arbitrable matters when the Amount of Insurance is $1,000,000 or less shall be arbitrated at the option of either the Company or the insured. All arbitrable matters when the Amount of Insurance is in excess of $1,000,000 shall be arbitrated only when agreed to by both the Company and the insured. Arbitration pursuant to this policy and under the Rules in effect on the date the demand for arbitration is made or, at the option of the insured, the Rules in effect at Date of Policy shall be binding upon the parties. The award may include attorneys' fees only if the laws of the state in which the land is located permit a court to award attorneys' fees to a prevailing party. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

     The law of the situs of the land shall apply to an arbitration under the Title Insurance Arbitration Rules.

     A copy of the Rules may be obtained from the Company upon request.

15.  LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT

     (a) This policy together with all endorsements, if any, attached hereto by the Company is the entire policy and contract between the insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

     (b) Any claim of loss or damage, whether or not based on negligence, and which arises out of the status of the title to the estate or interest covered hereby or by any action asserting such claim, shall be restricted to this policy.

     (c) No amendment of or endorsement to this policy can be made except by a writing endorsed hereon or attached hereto signed by either the President, a Vice President, the Secretary, an Assistant Secretary, or validating officer or authorized signatory of the Company.

16.  SEVERABILITY

     In the event any provision of the policy is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision and all other provisions shall remain in full force and effect.

17.  NOTICES, WHERE SENT

     All notices required to be given the Company and any statement in writing required to be furnished the Company shall include the number of this policy and shall be addressed to the Company at the issuing office or to:

                    Chicago Title Insurance Company
                    Claims Department
                    171 North Clark Street
                    Chicago, Illinois 60601-3294

          NOTE: This is a PRO-FORMA POLICY, furnished or on behalf of the [ILLEGIBLE] to be insured. It does not reflect the present status of title and is NOT A COMMITMENT to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any affirmative coverage shown herein. Any such committment must be an express, written undertaking on appropriate forms of the Company.

                                   SCHEDULE A

                                                     Policy No: 31006316A - X14
                                                       Premium: $________
Amount of Insurance:       $18,468,000.00
Date of Policy:      PROFORMA               at  8:00 A.M.

1.   Name of Insured:

INLAND WESTERN THOUSAND OAKS L.L.C., A ______________ LIMITED LIABILITY COMPANY


2. The estate or interest in the land hereinafter described or referred to covered by this policy is:


A FEE AS TO PARCELS A AND B;
AN EASEMENT MORE FULLY DESCRIBED BELOW AS TO PARCEL C


3.   Title to said estate or interest at the date hereof is vested in:

INLAND WESTERN THOUSAND OAKS L.L.C.,  A ____________ LIMITED LIABILITY COMPANY


4.   The land referred to in this policy is situated in the State of California,
     County of         and is described as follows:

                            SEE ATTACHED DESCRIPTION

Policy No:   31006316A - X14
Page 1

                                   DESCRIPTION

PARCEL A:

PARCELS 3 THROUGH 6, INCLUSIVE, AS SHOWN A PARCEL MAP LD-591, IN THE CITY OF THOUSAND OAKS, COUNTY OF VENTURA, STATE OF CALIFORNIA, FILED IN BOOK 50, PAGES 1 AND 2 OF PARCEL MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES LYING WITHIN AND UNDER THAT PORTION OF SAID LAND LYING BELOW A DEPTH OF 500 FEET MEASURED VERTICALLY FROM THE SURFACE OF SAID LAND, WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND NOR INTO THAT PORTION OF THE SUBSURFACE THEREOF LYING ABOVE A DEPTH OF 500 FEET MEASURED VERTICALLY FROM SAID SURFACE.

PARCEL B:

LOT 162 OF TRACT NO. 3507-3, IN THE CITY OF THOUSAND OAKS, AS PER MAP RECORDED IN BOOK 96, PAGES 77 THROUGH 85, INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES LYING WITHIN AND UNDER THAT PORTION OF SAID LAND LYING BELOW A DEPTH OF 500 FEET MEASURED VERTICALLY FROM THE SURFACE OF SAID LAND, WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND NOR INTO THAT PORTION OF THE SUBSURFACE THEREOF, LYING ABOVE A DEPTH OF 500 FEET MEASURED VERTICALLY FROM SAID SURFACE.

PARCEL C:

THOSE INTEREST RETAINED FOR INGRESS AND EGRESS AND SPECIFICALLY DESCRIBED AS STRIPS "A', "B" AND "C" AS CONTAINED IN THAT CERTAIN MAP FILED MAY 21, 1990, IN BOOK 50, PAGE 1 AND 2 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                   SCHEDULE B

                                                      Policy No: 31006316A - X14

                            EXCEPTIONS FROM COVERAGE

     This Policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of;

A    1.   PROPERTY TAXES, INCLUDING ANY PERSONAL PROPERTY TAXES AND ANY
          ASSESSMENTS COLLECTED WITH TAXES, FOR THE FISCAL YEAR 2003-2004

          1ST INSTALLMENT:          $9,619.04 (PAID)
          2ND INSTALLMENT:          $9,619.04
          PENALTY AND COST:         $971.90 (DUE AFTER APRIL 10)
          HOMEOWNERS
            EXEMPTION:              $NONE
          CODE AREA:                 008106
          ASSESSMENT NO:             689-470-035

          AFFECTS:                   PARCEL 3


B    2.   PROPERTY TAXES, INCLUDING ANY PERSONAL PROPERTY TAXES AND ANY
          ASSESSMENTS COLLECTED WITH TAXES, FOR THE FISCAL YEAR 2003-2004

          1ST INSTALLMENT:          $7,044.15 (PAID)
          2ND INSTALLMENT:          $7,044.15
          PENALTY AND COST:         $714.41 (DUE AFTER APRIL 10)
          HOMEOWNERS
            EXEMPTION:              $NONE
          CODE AREA:                 008106
          ASSESSMENT NO:             689-470-045

          AFFECTS:                   PARCEL 4


C    3.   PROPERTY TAXES, INCLUDING ANY PERSONAL PROPERTY TAXES AND ANY
          ASSESSMENTS COLLECTED WITH TAXES, FOR THE FISCAL YEAR 2003-2004

          1ST INSTALLMENT:          $14,724.43 (PAID)
          2ND INSTALLMENT:          $14,724.43
          PENALTY AND COST:         $1,482.44 (DUE AFTER APRIL 10)
          HOMEOWNERS
            EXEMPTION:              $NONE
          CODE AREA:                 008106
          ASSESSMENT NO:             689-470-055

          AFFECTS:                   PARCEL 5


D    4.   SUPPLEMENTAL OR ESCAPED TAXES FOR THE FISCAL YEAR 2002-2003, ASSESSED
          PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

Policy No:  31006316A - X14
Page 1

                                   SCHEDULE B
                                   (CONTINUED)

          1ST INSTALLMENT:          $38.63 (PAID)
          2ND INSTALLMENT:          $38.63
          PENALTY:                  $13.86
          DELINQUENT:                APRIL 12, 2004
          CODE AREA:                 008106
          ASSESSMENT NO:             689-470-055

          AFFECTS:                   PARCEL 5


E    5.   SUPPLEMENTAL OR ESCAPED TAXES FOR THE FISCAL YEAR 2002-2003, ASSESSED
          PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

          1ST INSTALLMENT:          $123.08 (PAID)
          2ND INSTALLMENT:          $123.08
          PENALTY:                  $22.30
          DELINQUENT:                APRIL 12, 2004
          CODE AREA:                 008106
          ASSESSMENT NO:             689-470-055

          AFFECTS:                   PARCEL 5


F    6.   PROPERTY TAXES, INCLUDING ANY PERSONAL PROPERTY TAXES AND ANY
          ASSESSMENTS COLLECTED WITH TAXES, FOR THE FISCAL YEAR 2003-2004

          1ST INSTALLMENT:          $25,508.33 (PAID)
          2ND INSTALLMENT:          $25,508.33
          PENALTY AND COST:         $2,560.83 (DUE AFTER APRIL 10)
          HOMEOWNERS
            EXEMPTION:              $NONE
          CODE AREA:                 008106
          ASSESSMENT NO:             689-470-065

          AFFECTS:                   PARCEL 6


G    7.   PROPERTY TAXES, INCLUDING ANY PERSONAL PROPERTY TAXES AND ANY
          ASSESSMENTS COLLECTED WITH TAXES, FOR THE FISCAL YEAR 2003-2004

          1ST INSTALLMENT:          $8,813.70 (PAID)
          2ND INSTALLMENT:          $8,813.70
          PENALTY AND COST:         $891.37 (DUE AFTER APRIL 10)
          HOMEOWNERS
            EXEMPTION:              $NONE
          CODE AREA:                 008106
          ASSESSMENT NO:             689-470-075

Policy No:  31006316A - X14
Page 2

                                   SCHEDULE B
                                   (CONTINUED)

          AFFECTS:                   LOT 162


H    8.   SUPPLEMENTAL OR ESCAPED TAXES FOR THE FISCAL YEAR 2001-2002, ASSESSED
          PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

          1ST INSTALLMENT:          $1,398.66 (PAID)
          2ND INSTALLMENT:          $1,398.66
          PENALTY:                  $149.86
          DELINQUENT:                APRIL 12, 2004
          CODE AREA:                 008106
          ASSESSMENT NO:             689-470-075

          AFFECTS:                   LOT 162


I    9.   SUPPLEMENTAL OR ESCAPED TAXES FOR THE FISCAL YEAR 2002-2003, ASSESSED
          PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

          1ST INSTALLMENT:          $8,356.40 (PAID)
          2ND INSTALLMENT:          $8,356.40
          PENALTY:                  $845.64
          DELINQUENT:                APRIL 12, 2004
          CODE AREA:                 008106
          ASSESSMENT NO:             689-470-075

          AFFECTS:                   LOT 162


J    10.  THE LIEN OF SUPPLEMENTAL OR ESCAPED ASSESSMENTS OF PROPERTY TAXES, IF
          ANY, MADE PURSUANT TO THE PROVISIONS OF PART 0.5, CHAPTER 3.5 OR PART 2, CHAPTER 3, ARTICLES 3 AND 4 RESPECTIVELY (COMMENCING WITH SECTION
          75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA AS A RESULT OF THE TRANSFER OF TITLE TO THE VESTEE NAMED IN SCHEDULE A; OR AS A RESULT OF CHANGES IN OWNERSHIP OR NEW CONSTRUCTION OCCURRING PRIOR TO DATE OF POLICY.

K    11.  AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO
          AS SET FORTH IN A DOCUMENT

          GRANTED TO:         SOUTHERN CALIFORNIA EDISON COMPANY
          PURPOSE:            ELECTRIC LINES, CONSISTING OF ONE OR MORE LINES OF
                              STEEL TOWERS OR STEEL POLES OR BOTH AND WIRES,
                              CABLES, INCLUDING GROUND WIRES, BOTH OVERHEAD AND
                              UNDERGROUND FOR THE PURPOSE OF TRANSMITTING,
                              DISTRIBUTING, REGULATING AND CONTROLLING ELECTRIC
                              ENERGY TO BE USED

Policy No:  31006316A - X14
Page 3

                                   SCHEDULE B
                                   (CONTINUED)

                              FOR LIGHT, HEAT, POWER, COMMUNICATION AND/OR OTHER
                              PURPOSES, TOGETHER WITH THE EASEMENT AND RIGHT OF
                              WAY FOR INGRESS AND EGRESS
          RECORDED:           OCTOBER 7, 1965 IN BOOK 2875, PAGE 230, OFFICIAL
                              RECORDS
          AFFECTS:            A PORTION OF SAID LAND

L RESTRICTIONS ON THE USE, BY THE OWNERS OF SAID LAND, OF THE EASEMENT AREA AS SET OUT IN SAID DOCUMENT.

M    12.  AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO
          AS SET FORTH IN A DOCUMENT

          GRANTED TO:         AMERICAN-HAWAIIAN PROPERTIES, INC., A DELAWARE
                              CORPORATION (NO REPRESENTATION IS MADE AS TO THE
                              PRESENT OWNERSHIP OF SAID EASEMENT)
          PURPOSE:            TO CONSTRUCT, INSTALL, USE, MAINTAIN, ALTER, ADD
                              TO, REPAIR, REPLACE, REMOVE AND OTHERWISE OPERATE
                              A COMMUNITY ANTENNA TELEVISION SYSTEM
          RECORDED:           JUNE 9, 1966 IN BOOK 2999, PAGE 398 OF OFFICIAL
                              RECORDS
          AFFECTS:            A PORTION OF SAID LAND

N SAID INSTRUMENT, AMONG OTHER THINGS, PROVIDES AT SUCH TIME THAT A FINAL TRACT MAP IS RECORDED WITH RESPECT TO ALL OR ANY PORTION OF SAID PROPERTY (SAID PROPERTY INCLUDED WITHIN ANY SUCH FINAL TRACT MAP BEING HEREINAFTER CALLED THE "SUBDIVISION PROPERTY"), THE EXCLUSIVE EASEMENT DESCRIBED ABOVE SHALL THEN BE RESTRICTED AND LOCATED IN THE SUBDIVISION PROPERTY WITHIN THE BOUNDARIES OF ALL DEDICATED OR PRIVATE STREET, AREAS DESIGNATED AS OR COVERED BY UTILITY OR PUBLIC UTILITY LICENSES OF EASEMENTS, AND ANY OTHER PUBLIC EASEMENTS OF ANY NATURE WHATSOEVER, AS SUCH IS SHOWN ON SAID FINAL RECORDED TRACT MAP.

O    13.  AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO
          AS SET FORTH IN A DOCUMENT

          GRANTED TO:         CALLEGUAS MUNICIPAL WATER DISTRICT
          PURPOSE:            WATER LINES
          RECORDED:           SEPTEMBER 2, 1971 IN BOOK 3858, PAGE 707 OF
                              OFFICIAL RECORDS
          AFFECTS:            THE NORTHWESTERLY PORTION OF PARCEL 6

P    14.  THE FOLLOWING MATTERS AFFECTING LOT 162 DISCLOSED OR CREATED BY
          MAP OF TRACT 3507-3 RECORDED IN BOOK 96, PAGE 77-85:

          A) EASEMENT FOR OPEN SPACE INCLUDING PROVISION PROVIDING FOR "THE RIGHT TO PROHIBIT THE CONSTRUCTION OF ANY RESIDENTIAL BUILDINGS OVER SAID LOT 162".

Policy No.  31006316A - X14
Page  4

                                   SCHEDULE B
                                   (CONTINUED)

          B)   PROPOSED EASEMENT TO SOUTHERN CALIFORNIA EDISON COMPANY
          C) THE FACT THAT THE OWNERSHIP OF SAID LAND DOES NOT INCLUDE RIGHTS OF ACCESS TO OR FROM THE STREET OR HIGHWAY ABUTTING SAID LAND, SUCH RIGHTS HAVING BEEN RELINQUISHED BY THE MAP OF SAID TRACT.

               AFFECTS:   LOT 162 ABUTTING LINDERO CANYON ROAD

Q    15.  AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO
          AS SET FORTH IN A DOCUMENT

          GRANTED TO:         SOUTHERN CALIFORNIA EDISON COMPANY
          PURPOSE:            ELECTRICAL SYSTEMS AND COMMUNICATION SYSTEMS BOTH
                              OVERHEAD AND UNDERGROUND, FOR CONVEYING ELECTRIC
                              ENERGY
          RECORDED:           OCTOBER 17, 1983 AS DOCUMENT NO. 117862, OFFICIAL
                              RECORDS
          AFFECTS:            PORTION OF LOT 162


R    16.  AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO
          AS RESERVED IN A DOCUMENT

          PURPOSE:            INSTALLATION OF LANDSCAPING AND AN ENTRANCE
                              MONUMENT, TOGETHER WITH IRRIGATION SYSTEM AND
                              APPURTENANT EQUIPMENT AND FACILITIES, INCLUDING
                              THE RIGHT OF INGRESS THERETO AND EGRESS THEREFROM
                              TO MAINTAIN, REPAIR AND REPLACE SUCH LANDSCAPING,
                              IRRIGATION SYSTEM, ENTRANCE MONUMENT AND
                              APPURTENANT EQUIPMENT AND FACILITIES
          RECORDED:           SEPTEMBER 4, 1987, AS DOCUMENT NO. 87-144083,
                              OFFICIAL RECORDS
          AFFECTS:            A STRIP OF LAND 20 FEET WIDE OVER A PORTION OF
                              PARCELS 3 AND 4 AND THAT PORTION OF LOT 162
                              DESIGNATED ON THE MAP OF SAID LOT AS "PROPOSED
                              EDISON EASEMENT"


S    17.  COVENANTS, CONDITIONS AND RESTRICTIONS (BUT OMITTING THEREFROM ANY
          COVENANT OR RESTRICTION BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN, IF ANY, UNLESS AND ONLY TO THE EXTENT THAT SAID COVENANT (A) IS EXEMPT UNDER CHAPTER 42, SECTION 3607 OF THE UNITED STATES CODE OR (B) RELATES TO HANDICAP BUT DOES NOT DISCRIMINATE AGAINST HANDICAPPED PERSONS) AS SET FORTH IN THE DOCUMENT

          RECORDED:           SEPTEMBER 4, 1987 AS DOCUMENT NO. 87-144083,
                              OFFICIAL RECORDS

T         AMONG OTHER THINGS, SAID DOCUMENT PROVIDES:

          AN EASEMENT OVER THE PORTION OF SAID LAND AND FOR THE PURPOSES THEREIN SHOWN, AND RIGHTS INCIDENTAL THERETO

Policy No.  31006316A - X14
Page  5

                                   SCHEDULE B
                                   (CONTINUED)

          FOR:                IN THE EVENT LOTS 161 AND 162 OR ANY PORTION
                              THEREOF ARE INCLUDED WITHIN A LANDSCAPE AND
                              RELATED IMPROVEMENTS DISTRICT WHEREBY THE CITY OF
                              THOUSAND OAKS ASSUMES RESPONSIBILITY THEN SUCH
                              LOTS, PORTIONS THEREOF OR EASEMENTS THEREON SHALL
                              BE CONVEYED TO THE CITY.
          AFFECTS:            LOT 162


U    18.  THE MATTERS CONTAINED IN A COVENANT AND AGREEMENT DATED OCTOBER 17,
          1989, EXECUTED BY AND BETWEEN EL PASEO ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, A NEW JERSEY CORPORATION AND RECORDED DECEMBER 8, 1989 AS DOCUMENT NO. 89-195379 OF OFFICIAL RECORDS.

V    19.  AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO
          AS SHOWN OR AS OFFERED FOR DEDICATION ON THE RECORDED MAP SHOWN BELOW.

          MAP OF:             PARCEL MAP LD-591
          RECORDED:            FILED IN BOOK 50, PAGES 1 AND 2 OF PARCEL MAPS
          EASEMENT
            PURPOSE:          PROPOSED COMMON DRIVEWAY
          AFFECTS:            PORTIONS OF PARCELS 3, 4, 5 & 6

W    20.  THE PROVISIONS CONTAINED ON THE DEDICATION SHEET OF THE RECORDED MAP
          SHOWN BELOW:

          MAP OF:             LD-591 FILED IN BOOK 50, PAGES 1 AND 2 OF PARCEL
                              MAPS
          PROVISIONS:         "THIS MAP IS SUBJECT TO CONDITIONS, ORDINANCES,
                              REGULATIONS, STANDARDS AND POLICIES WHICH HAVE
                              BEEN IMPOSED AS A CONDITION OF APPROVAL OF THE
                              MAP. PLEASE REFER TO CITY OF THOUSAND OAKS
                              PLANNING COMMISSION RESOLUTION NO. 36-89."

X    21.  THE FACT THAT THE OWNERSHIP OF SAID LAND DOES NOT INCLUDE RIGHTS OF
          ACCESS TO OR FROM THE STREET OR HIGHWAY ABUTTING SAID LAND, SUCH RIGHTS HAVING BEEN RELINQUISHED BY THE MAP OF SAID TRACT.

          AFFECTS: THE SOUTHERLY AND SOUTHWESTERLY LINE OF PARCELS 1, 2, 5 AND 6 ABUTTING LAKEVIEW CANYON ROAD EXCEPTING THEREFROM STRIPS "A" AND "B". THE WESTERLY AND NORTHWESTERLY LINE OF PARCEL 6 ABUTTING FALLING STAR AVENUE.
                              THE NORTHERLY LINE OF PARCELS 3, 4 AND 6 ABUTTING KANAN ROAD EXCEPTING THEREFROM STRIP "C".

Y    22.  COVENANTS, CONDITIONS AND RESTRICTIONS (BUT OMITTING THEREFROM ANY
          COVENANT

Policy No.  31006316A - X14
Page  6

                                   SCHEDULE B
                                   (CONTINUED)

          OR RESTRICTION BASED ON RACE, COLOR, RELIGION, SEX, HANDICAP, FAMILIAL STATUS, OR NATIONAL ORIGIN, IF ANY, UNLESS AND ONLY TO THE EXTENT THAT SAID COVENANT (A) IS EXEMPT UNDER CHAPTER 42, SECTION 3607 OF THE UNITED STATES CODE OR (B) RELATES TO HANDICAP BUT DOES NOT DISCRIMINATE AGAINST HANDICAPPED PERSONS) AS SET FORTH IN THE DOCUMENT

          RECORDED:           MAY 21, 1990 AS DOCUMENT NO. 90-075999 OF OFFICIAL
                              RECORDS


Z SAID COVENANTS, CONDITIONS AND RESTRICTIONS PROVIDE THAT A VIOLATION THEREOF SHALL NOT DEFEAT THE LIEN OF ANY MORTGAGE OR DEED OF TRUST MADE IN GOOD FAITH AND FOR VALUE.

AA        AMONG OTHER THINGS, SAID DOCUMENT PROVIDES:

          PAYMENT BY OWNERS AND TENANTS OF PARCELS IN THE PROJECT THEIR PRO RATA SHARE OF THE COMMON AREA EXPENSES AT THEREIN SET FORTH. SAID DOCUMENT ALSO PROVIDES THAT IF ANY OWNER FAILS TO PAY ANY PROPERTY TAX OR ASSESSMENT AND IF THE FAILURE TO MAKE SUCH PAYMENT WOULD MATERIALLY OR ADVERSELY AFFECT ANY OTHER OWNERS PARCEL OR RIGHTS IN THE COMMON AREA, SUCH OWNER SHALL HAVE THE RIGHT TO APY SUCH TAX LIEN AND SHALL HAVE A LIEN ON THE NON-PAYING OWNERS PARCEL FOR THE AMOUNT PAID AS THEREIN SET FORTH. ANY SUCH LIEN SHALL BE SUBORDINATE TO AND SHALL IN NO WAY IMPAIR THE LIEN OR CHARGE OF ANY BONA FIDE FIRST MORTGAGE OR FIRST DEED OF TRUST UPON THE SAME OR ANY PART THEREOF AT ANY TIME GIVEN OR MADE. SAID DOCUMENT ALSO PROVIDES FOR VARIOUS EASEMENTS AS THEREIN SET FORTH.

AB   23.  AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO
          AS SET FORTH IN A DOCUMENT

          GRANTED TO:         CALIFORNIA WATER SERVICE COMPANY
          PURPOSE:            PIPELINES, INGRESS AND EGRESS
          RECORDED:           JANUARY 27, 1992 AS DOCUMENT NO. 92-013200,
                              OFFICIAL RECORDS
          AFFECTS:            A PORTION OF PARCELS 4, 5 AND 6


AC   24.  INTENTIONALLY OMITTED.

AD   25.  INTENTIONALLY OMITTED.

AE   26.  INTENTIONALLY OMITTED.

AF   27.  EASEMENT IN FAVOR OF THE WORLD SAVINGS BANK, FSB RECORDED
          FEBRUARY 26, 1996 AS DOCUMENT NO. 96-021872.

AG   28.  INTENTIONALLY OMITTED.

AH   29.  INTENTIONALLY OMITTED.

AI   30.  INTENTIONALLY OMITTED.

Policy No.  31006316A - X14
Page  7

                                   SCHEDULE B
                                   (CONTINUED)

AJ   31.  INTENTIONALLY OMITTED.

AK   32.  INTENTIONALLY OMITTED.

AL   33.  INTENTIONALLY OMITTED.

AM   34.  INTENTIONALLY OMITTED.

AN   35.  INTENTIONALLY OMITTED.

AO   36.  INTENTIONALLY OMITTED.

AP   37.  INTENTIONALLY OMITTED.

AQ   38.  INTENTIONALLY OMITTED.

AR   39.  INTENTIONALLY OMITTED.

AS   40.  INTENTIONALLY OMITTED.

AT   41.  INTENTIONALLY OMITTED.

AU   42.  INTENTIONALLY OMITTED.

AV   43.  INTENTIONALLY OMITTED.

AW   44.  WATER RIGHTS, CLAIMS OR TITLE TO WATER, WHETHER OR NOT SHOWN BY THE
          PUBLIC RECORDS.

AX   45.  ANY EASEMENTS NOT DISCLOSED BY THOSE PUBLIC RECORDS WHICH IMPART
          CONSTRUCTIVE NOTICE AND WHICH ARE NOT VISIBLE AND APPARENT FROM AN INSPECTION OF THE SURFACE OF SAID LAND.

AY   46.  INTENTIONALLY OMITTED.

AZ   47.  INTENTIONALLY OMITTED.

BA   48.  ANY RIGHTS, INTERESTS, OR CLAIMS WHICH MAY EXIST OR ARISE BY REASON OF
          THE FOLLOWING FACTS SHOWN ON A SURVEY PLAT ENTITLED "JOB NO. 03-848B", DATED DECEMBER 15, 2003 PREPARED BY CHRIS NELSON & ASSOCIATES:

          A)   PLANTERS LOCATED ALONG THE NORTHEASTERLY BOUNDARY OF
               SUBJECT PROPERTY EXTEND ONTO THE PUBLIC RIGHT-OF-WAY FOR KANAN DUME ROAD.
          B) ELECTRIC UTILITIES, FIRE HYDRANTS AND MANHOLES ARE SITUATED IN VARIOUS LOCATIONS ON SUBJECT PROPERTY.

BB   49.  AN UNRECORDED LEASE WITH CERTAIN TERMS, COVENANTS, CONDITIONS, AND
          PROVISIONS AS SET FORTH THEREIN, AS DISCLOSED BY INSPECTION AND/OR INVESTIGATION.

Policy No.  31006316A - X14
Page  8

                                   SCHEDULE B
                                   (CONTINUED)

               LESSEE:        A) RUSTICO RESTAURANT
                              AFFECTS:  1125 LINDERO CANYON ROAD, SUITE A1
                              B) SUSHI TEI
                              AFFECTS:  1125 LINDERO CANYON ROAD, SUITE A1B
                              C) WE FRAME IT TOO
                              AFFECTS:  1125 LINDERO CANYON ROAD, SUITE A2
                              D) KAYS NAILS
                              AFFECTS:  1125 LINDERO CANYON ROAD, SUITE A3
                              E) STATE FARM
                              AFFECTS:  1125 LINDERO CANYON ROAD, SUITE A4
                              F) TAE KWON DO
                              AFFECTS:  1125 LINDERO CANYON ROAD, SUITE A5
                              G) TREASURED MEMORIES
                              AFFECTS:  1125 LINDERO CANYON ROAD, SUITE A7
                              H) TOTAL BODY FITNESS
                              AFFECTS:  1125 LINDERO CANYON ROAD, SUITE A8
                              I) SETA'S ALTERATIONS
                              AFFECTS:  1125 LINDERO CANYON ROAD, SUITE A11

                              NOTE:   THE ABOVE A - I AFFECT PARCEL 5

                              J) BANK OF AMERICA
                              AFFECTS:  1155 LINDERO CANYON ROAD
                              K) PRUDENTIAL
                              AFFECTS:  1155 LINDERO CANYON ROAD

                              NOTE:   THE ABOVE J THROUGH K AFFECTS PARCEL 3

                              L) MALIBU GYMNASTICS
                              AFFECTS:  1145 LINDERO CANYON ROAD, SUITE C1
                              M) HALLMARK
                              AFFECTS:  1145 LINDERO CANYON ROAD, SUITE C2
                              N) DANCE TRENDS
                              AFFECTS:  1145 LINDERO CANYON ROAD, SUITE D1
                              O) CLEANERS
                              AFFECTS:  1145 LINDERO CANYON ROAD, SUITE D2
                              P) COOKIES BY DESIGN
                              AFFECTS:  1145 LINDERO CANYON ROAD, SUITE D3
                              Q) WALTON PORTRAITS
                              AFFECTS:  1145 LINDERO CANYON ROAD, SUITE D4
                              R) SUDORE PILATES
                              AFFECTS:  1145 LINDERO CANYON ROAD, SUITE D7
                              S) ILENE'S BOUTIQUE
                              AFFECTS:  1145 LINDERO CANYON ROAD, SUITE D8
                              T) SAVVY KIDS
                              AFFECTS:  1145 LINDERO CANYON ROAD, SUITE D10
                              U) THAI RANCH
                              AFFECTS:  1145 LINDERO CANYON ROAD, SUITE D11
                              V) LAMPOST PIZZA
                              AFFECTS:  1145 LINDERO CANYON ROAD, SUITE D12

Policy No.  31006316A - X14
Page  9

                                   SCHEDULE B
                                   (CONTINUED)

                              NOTE:   THE ABOVE L THROUGH V AFFECT PARCEL 6

                              W) SAVVY SALON & SPA, SAVVY KIDS
                              AFFECTS:  1165 LINDERO CANYON ROAD

                              NOTE:   THE ABOVE W AFFECTS PARCEL 4


         AUTHORIZED SIGNATORY
                             --------------------------------------------

                                   ENDORSEMENT

                        Attached to and forming a part of


                            POLICY NO. 31006316A X14

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY


          The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land to be the same as that delineated on the plat of a survey made by CHRIS NELSON & ASSOCIATES


on DECEMBER 15, 2003     , designated Job No. 03-848B           , a copy of
which is attached hereto and made a part hereof.


          This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


Dated:


                                    CHICAGO TITLE INSURANCE COMPANY


                                    By:                 SAMPLE FORM
                                    -------------------------------
                                           Authorized Signatory

                                    CLTA Form 116.1
                                    ALTA or CLTA - Owner

                                   ENDORSEMENT

                        Attached to and forming a part of


                            POLICY NO. 31006316A X14

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY


          The Company hereby insures the insured against loss which the insured shall sustain by reason of the failure of the land described in Schedule A to constitute a lawfully created parcel according to the Subdivision Map Act (Section 66410, et seq., of the California Government Code) and local ordinances adopted pursuant thereto.


          This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


Dated:-


                                    CHICAGO TITLE INSURANCE COMPANY


                                    By:                SAMPLE FORM
                                        --------------------------

                                              CLTA Form 116.7

                                   ENDORSEMENT

                        Attached to and forming a part of

                            POLICY NO. 31006316A X14

                                    ISSUED BY

                         CHICAGO TITLE INSURANCE COMPANY

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of any inaccuracies in the following assurance:

Water, gas, electric, sanitary sewer and telephone exist either over, under or upon public rights of way directly adjacent to the land described in Schedule A, or over, under, upon an easement (not terminable by the grantor thereof or by his heirs, personal representatives, successors or assigns) for the benefit of said land that connects to public rights of way.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

  Dated:   -

                                    CHICAGO TITLE INSURANCE COMPANY

                                    By:          SAMPLE FORM
                                    ------------------------
                                        Authorized Signatory



CTI ENDORSEMENT FORM
ALTA - Lender
(Special Utilities Endorsement)

                                  ENDORSEMENT

                       Attached to and forming a part of


                           POLICY NO.  31006316A X14

                                    ISSUED BY

                         CHICAGO TITLE INSURANCE COMPANY


     The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land described in Schedule A to be contiguous parcels.


     This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Dated: -


                                    CHICAGO TITLE INSURANCE COMPANY


                                    By:                 SAMPLE FORM
                                    -------------------------------
                                        Authorized Signatory

                                    CLTA Form 116.4

                                   ENDORSEMENT

                        Attached to and forming a part of


                           POLICY NO.    31006316A X14

                                    ISSUED BY

                         CHICAGO TITLE INSURANCE COMPANY


The Policy is hereby amended by deleting paragraph(s)  4
OF EXCLUSIONS FROM COVERAGE


This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


Dated:



                                    CHICAGO TITLE INSURANCE COMPANY


                                    By:                 SAMPLE FORM
                                    -------------------------------
                                            Authorized Signatory

                                    CLTA Form 110.1 (Rev.9-10-93)
                                    ALTA or CLTA - Owner or Lender

                                   ENDORSEMENT

                        Attached to and forming a part of

                          POLICY NO.  31006316A - X14

                                    ISSUED BY

                         CHICAGO TITLE INSURANCE COMPANY


          The Policy is hereby amended by deleting PARAGRAPH 14 OF CONDITIONS AND STIPULATIONS


          This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


Dated:

                                     CHICAGO TITLE INSURANCE COMPANY


                                     By:                    SAMPLE FORM
                                     ----------------------------------
                                              Authorized Signatory
                                     CLTA Form 110.1(modified)
                                     ALTA or CLTA - Owner or Lender

                                   ENDORSEMENT

                        Attached to and forming a part of


                            POLICY NO.  31006316A X14

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY

     The insurance afforded by this endorsement is only effective if the land is used or is to be used primarily for Commercial purposes.

     The Company insures the Insured against loss or damage sustained by reason of:

          (a) any environmental protection lien which, at Date of Policy, is recorded in those records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without knowledge, or filed in the records of the clerk of the United States district court for the district in which the land is located, except as set forth in Schedule B; or

          (b) any environmental protection lien provided for by any state statute in effect at Date of Policy, except environmental protection liens provided for by the following state statutes:

NONE

     This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Dated: ~


                                     CHICAGO TITLE INSURANCE COMPANY


                                     By:                      SAMPLE FORM
                                        --------------------------------


                                     CLTA Form 110.9

                                   ENDORSEMENT

                        Attached to and forming a part of


                            POLICY NO.  31006316A  X14

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY


          The Company hereby insures the insured against loss or damage by reason of any inaccuracy in the following assurance: The land referred to as Parcel ~ in Schedule A herein is completely covered by tax identification numbers:

          IDENTIFICATION NO:         AFFECTS:
          689-470-035                PARCEL 3
          689-470-045                PARCEL 4
          689-470-055                PARCEL 5
          689-470-065                PARCEL 6
          689-470-075                LOT 162

          The above mentioned tax identification numbers do not include any other land, the company hereby insures the Insured against loss which said insured shall sustain in the event said assurances herein shall prove to be incorrect.

          This endorsement is made a part of policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

          Dated: ~


                                     CHICAGO TITLE INSURANCE COMPANY


                                     By:                   SAMPLE FORM
                                        -------------------------------

                                     TAX PARCEL ENDORSEMENT

                                   ENDORSEMENT

                        Attached to and forming a part of


                            POLICY NO.  31006316A  X14

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY


The Company hereby insures the insured against loss or damage sustained by reason of:

1. The existence at Date of Policy of any of the following unless Schedule B expressly excepts the same:

(a) Present violations on the land of any enforceable covenants, conditions or restrictions, and any existing improvements on the land which violate any building setback lines shown on a plat of subdivision recorded or filed in the public records.

(b) Any instrument referred to in Schedule B as containing covenants, conditions or restrictions on the land, which, in addition, (i) establishes an easement on the land; (ii) provides for an option to purchase, a right of first refusal or the prior approval of a future purchaser or occupant; (iii) provides a right of reentry, possibility of reverter of right of forfeiture because of violations on the land of any enforceable covenants, conditions or restrictions.

(c) Any encroachment of existing improvements located on the land onto adjoining land, or any encroachment onto the land of existing improvements located on adjoining land.

(d) Any encroachment of existing improvements located on the land onto that portion of the land subject to any easement excepted in Schedule B.

(e) Any notices of violation of covenants, conditions and restrictions relating to environmental protection recorded or filed in the public records.

 2. Damage to existing buildings:

(a) which are located on or encroach upon that portion of the land subject to any easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purpose for which it was granted or reserved;

(b) resulting from the future exercise of any right exisiting the Date of Policy to use the surface of the land for the extraction or development of minerals excepted from the description of the land or excepted in Schedule B.

3. Any final court order or judgment requiring the removal from any land adjoining the land of any encroachment, other than fences, landscaping or driveways, excepted in Schedule B.

4. Any final court order or judgment denying the right to maintain any existing improvements on the land because of any violation of covenants, conditions or restrictions or building setback lines shown on a plat of subdivision recorded or filed in the public records.

Wherever in this endorsement the words "covenants, conditions or restrictions" appear,

                                    CONTINUED

    ENDORSEMENT CONTINUED
    PAGE 2

they shall not be deemed to refer to or include the terms, covenants, conditions or limitations contained in an instrument creating a lease.

As used in paragraphs 1(a), the words "covenants, conditions or restrictions" shall not be deemed to refer to or include any covenants, conditions or restrictions relating to environmental protection.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Dated: ~


                                     CHICAGO TITLE INSURANCE COMPANY


                                     By:                    SAMPLE FORM
                                        -------------------------------

                                   ENDORSEMENT

                        Attached to and forming a part of


                            POLICY NO.  31006316A X14

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY


          The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of the failure of the land to access and abut upon a physically open street known as

          KANAN ROAD, LAKEVIEW CANYON ROAD AND LINDERO CANYON ROAD


          This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does in increase the face amount thereof.

Dated: ~


                                     CHICAGO TITLE INSURANCE COMPANY


                                     By:                    SAMPLE FORM
                                        -------------------------------

                                     CLTA Form 103.7

                                   ENDORSEMENT

                        Attached to and forming a part of


                            POLICY NO. 31006316A X14

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY


          General exception numbers 1, 2, 3, 4 and 5 of Schedule B of this Policy are hereby deleted.

          This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.


Dated: ~


                                     CHICAGO TITLE INSURANCE COMPANY


                                     By:                    SAMPLE FORM
                                        -------------------------------


                                     POLICY MODIFICATION ENDORSEMENT 4

                                   ENDORSEMENT

                        Attached to and forming a part of


                            POLICY NO. 31006316A X14

                                    ISSUED BY
                         CHICAGO TITLE INSURANCE COMPANY

1. The Company insures the Insured against loss or damage sustained by reason of any incorrectness in the assurance that, at Date of Policy:
      (a) According to applicable zoning ordinances and amendments thereto, the land is not classified zone
            C2

      (b)   The following use or uses are allowed under that classification:
            SHOPPING CENTER OR MAJOR MALL

            and there shall be no liability under this paragraph 1(b) if the use or uses are not allowed as the result of any lack of compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments thereto mentioned above, including but not limited to secure necessary consents or authorizations as a prerequisite to the use or uses:

2. The Company further insures the Insured against loss or damage arising from a final decree of a court of competent jurisdiction

      (a) prohibiting the use of the land, with any structure presently located thereon, as specified in Paragraph 1(b); or

      (b) requiring the removal or alteration of the structure on the basis that, at Date of Policy, the ordinances and amendments thereto have been violated with respect to any of the following matters:

            (i) Area, width or depth of the land as a building site for the structure;

            (ii)  Floor space area of the structure;

            (iii) Setback of the structure from the property lines of the land,
                  or

            (iv)  Height of the structure.

            (v)   Number of parking spaces.

            (vi)  Location of Loading Docks.

      There shall be no liability under this endorsement based on:

(a) The invalidity of the ordinances and amendments thereto mentioned until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effects of which is to prohibit the use or uses.

                                    CONTINUED

      ENDORSEMENT CONTINUED
      PAGE 2

(b) The refusal of any person to purchase, lease or lend money on the estate or interest by this policy.

      This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

      Dated: ~

                                     CHICAGO TITLE INSURANCE COMPANY


                                     By:                             SAMPLE FORM
                                        ----------------------------------------

                                     CLTA Form 123.2

                                    Exhibit B

January ______, 2004


KPMG LLP
KPMG Plaza
303 East Wacker Drive
Chicago, IL 60601

Ladies and Gentlemen:

We, as the owner and Seller (herein so called) of the North Ranch Pavilions (the "Property") are confirming our understanding that your audit of the Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of the North Ranch Pavilions for the years ended DECEMBER 31, 2002 AND DECEMBER 31, 2003, during our period of ownership will be made for the purpose of expressing an opinion to your client, Inland Western Thousand Oaks, L.L.C., as to whether the Historical Summary presents fairly, in all material respects, the gross income and direct operating expenses in conformity with the CASH OR ACCRUAL basis of accounting. In connection with your audit, we confirm, to our actual knowledge without additional investigation or inquiry, the following representations are made as to the audit:


1.   We will make available to you:

     a) All financial records and related data for the Property reasonably requested by you in our possession.

2.   There have been no:

     a) Instances of fraud involving any member of management or employees who have significant roles in internal control, nor are we aware of instances of fraud by others.

     b) Communications from regulatory agencies concerning non-compliance with, or deficiencies in, financial reporting practices received by the undersigned that could reasonably be expected to have a material effect on the Historical Summary.

     c) Violations or possible violations of laws or regulations for which we have received actual notices, the effects of which should be considered for disclosure in the Historical Summary or as a basis for recording the loss contingency, nor are we aware of any violations of laws or regulations that to our actual knowledge would have an adverse impact upon the materials delivered to you.

     d) Nor are we aware of any entries in the minutes of any applicable board or summary of recent meetings for which minutes have not yet been prepared which conflict with the financial records provided or the statements made herein.

3.   There are no:

     a) Material transactions that have not been properly recorded in the accounting records underlying the Historical Summary.

     b) Events that have occurred subsequent to the balance sheet date and through the date of this latter that would require adjustment to or disclosure in the Historical Summary.

     c) Uninsured claims, asserted claims, material liabilities or loss contingencies that we believe should have been recorded in the financial statements that have not been recorded.

4. We have received no notices indicating that the Property has failed to comply with all aspects of the contractual agreements that would have a material effect on the Historical Summary in the event of noncompliance.

5. All income from operating leases is included as gross income in the Historical Summary. No other forms of revenue are included in the Historical Summary.

6. Terms such as "to our knowledge," "to the best of our knowledge", "to our actual knowledge" or like phrases mean the actual present and conscious awareness or knowledge of Michael Wenaas ("Seller's Representative"), without any duty of inquiry or investigation; provided that so qualifying Seller's knowledge shall in no event give rise to any personal liability on the part of Seller's Representative, or any of them, or any other officer or employee of Seller, on account of any breach of any representation or warranty made by Seller herein. Said terms do not include constructive knowledge, imputed knowledge, or knowledge Seller or such persons do not have but could have obtained through further investigation or inquiry.

Further, we confirm that to our knowledge the financial records do not fail to disclose any material factors for the Historical Summary.


Very Truly Yours,

CH REALTY II/NORTH RANCH, L.P.,
a Delaware limited partnership

By:      CH Realty II/Retail GP, L.L.C.,
         a Delaware limited liability company,
         its General Partner

         By:      Crow Holdings Managers, L.L.C.,
                  a Texas limited liability company,
                  its Manager


                  By:
                     -------------------------------------
                  Name:
                       -----------------------------------
                  Title:
                        ----------------------------------

                                    Exhibit C

NORTH RANCH PAVILIONS
SALE TO INLAND REAL ESTATE ACQUISITIONS, INC.
RENT PRORATIONS
JANUARY 15, 2004 CLOSE

                                                                                                       Seller
                                       Square                 Additional Rent                          Prorated     Buyer Prorated
                                        Feet     Base Rent     (CAM/TAX/INS)   Other    Total Rent*     Share           Share
Andi's Hallmark                         3,740   $   5,610.00    $  1,581.00            $   7,191.00   $   3,247.55    $  3,943.45
Bank of America, N.A.                   4,500   $  14,416.26    $  1,877.00            $  16,293.26   $   7,358.25    $  8,935.01
Clubhouse Cleaners                      1,505   $   3,645.33    $    732.00            $   4,377.33   $   1,976.86    $  2,400.47
Cookies by Design                       1,353   $   2,655.49    $    669.00            $   3,324.49   $   1,501.36    $  1,823.11
Dance Trends                            2,338   $   3,343.34    $  1,099.00            $   4,442.34   $   2,006.22    $  2,436.12
Exotic Thai, Inc.                       1,746                   $    833.00            $     833.00   $     376.19    $    456.81
Ilene's Boutique                        2,105   $   4,299.20    $  1,040.00            $   5,339.20   $   2,411.25    $  2,927.95
Kay's Nails                             1,028   $   2,014.88    $    506.00            $   2,522.88   $   1,139.37    $  1,383.51
Lamppost Pizza                          3,600   $   7,512.10    $  1,707.00            $   9,219.10   $   4,163.46    $  5,055.64
Malibu Gymnastics, Inc.                 3,040   $   4,560.00    $  1,478.00            $   6,038.00   $   2,726.84    $  3,311.16
North Ranch Denistry                    1,306   $   3,199.70    $    635.00            $   3,834.70   $   1,731.60    $  2,102.90
Postal Club                             1,086   $   2,019.96    $    522.00            $   2,541.96   $   1,147.98    $  1,393.98
Rustico Food, Inc.                      3,495   $   7,638.48    $  1,680.00            $   9,318.48   $   4,208.35    $  5,110.13
Savvy Enterprises, LLC                  6,500   $   6,344.39    $  3,160.00            $   9,504.39   $   4,292.31    $  5,212.08
Seta's Shoes                            1,086   $   1.629.00    $    ?2?.00            $   2,157.00   $     974.13    $  1,182.87
State Farm                              1,023   $   1,843.96    $    52?.00            $   2,371.96   $   1,071.21    $  1,300.75
Sudore Pilates                          1,346   $   2,051.56    $    696.00            $   2,747.56   $     523.34    $  2,224.22
Sushi-Tei                               1,725   $   4,264.20    $    891.00            $   5,155.20   $   2,328.15    $  2,?27.05
Tae Kwon Do Academy, Inc.               1,512   $   2,803.25    $    781.00            $   3,584.25   $   1,61?.69    $  1,965.56
The Prudential California Realty        3,379   $   7,941.00    $  1,410.00            $   9,351.00   $   4,223.03    $  5,127.97
The Vons Companies, Inc.               50,970                   $  7,337.00            $   7,337.00   $   3,313.4?    $  4,023.52
Total Body Fitness, Inc.                1,998   $   3,086.91    $  1,032.00            $   4,118.91   $   1,860.15    $  2,258.76
Treasured Memories                      3,691   $   3,732.16    $  1,795.00            $   5,527.16   $   2,496.14    $  3,031.02
Two for One Photo                       1,066   $   1,926.10    $    518.00            $   2,444.10   $   1,103.79    $  1,340.31
Walton's Portrait Studio                1,300   $   2.413.55    $    669.00            $   3,082.55   $   1,392.12    $  1,690.43
We Frame It Too                         1,526   $   2,884.14    $    789.00            $   3,673.14   $   1,658.84    $  2,014.30
World Savings Bank                      6,500                   $    936.00            $     936.00   $     422.71    $    513.29

                                                $ 101,834.96    $ 35,431.00    $   -   $ 137,265.96   $  61,273.59    $ 75,992.37

CREDIT TO BUYER                                                                                                       $ 75,992.37

                                   EXHIBIT "D"

                                 ADDITIONAL WORK

North Ranch
Savvy Salon


Imperial Paving installed stairs with handrails at the main entrance to Savvy Salon.

Day Star Builders demolished two existing planters and installed two new planters (with irrigation and plant material) per the original Conditional Use Permit drawings. In addition, one parking lot light standard was relocated to its original location. The City waived relocating the second parking lot light standard s it was only moved approx. two feet from its original location.

                           PURCHASE AND SALE AGREEMENT

                                     BETWEEN

                         CH REALTY II/NORTH RANCH, L.P.
                                    AS SELLER

                                       AND

                      INLAND REAL ESTATE ACQUISITIONS, INC.
                                  AS PURCHASER

                             DATED DECEMBER 17, 2003

                                TABLE OF CONTENTS

                                                                                    Page No.
                                                                                    --------
ARTICLE 1          BASIC INFORMATION......................................................1
     1.1    Certain Basic Terms...........................................................1
     1.2    Closing Costs.................................................................3
     1.3    Notice Addresses:.............................................................3

ARTICLE 2          PROPERTY...............................................................4
     2.1    Property......................................................................4

ARTICLE 3          EARNEST MONEY..........................................................5
     3.1    Deposit and Investment of Earnest Money.......................................5
     3.2    Independent Consideration.....................................................5
     3.3    Form; Failure to Deposit......................................................5
     3.4    Disposition of Earnest Money..................................................6

ARTICLE 4          DUE DILIGENCE..........................................................6
     4.1    Due Diligence Materials To Be Delivered.......................................6
     4.2    Due Diligence Materials To Be Made Available..................................7
     4.3    Physical Due Diligence........................................................7
     4.4    Due Diligence/Termination Right...............................................8
     4.5    Return of Documents and Reports...............................................8
     4.6    Service Contracts.............................................................8
     4.7    Proprietary Information; Confidentiality......................................9
     4.8    No Representation or Warranty by Seller.......................................9
     4.9    Purchaser's Responsibilities..................................................9
     4.10   Purchaser's Agreement to Indemnify...........................................10
     4.11   Environmental Studies; Seller's Right to Terminate...........................10

ARTICLE 5          TITLE AND SURVEY......................................................10
     5.1    Title Commitment.............................................................10
     5.2    New or Updated Survey........................................................11
     5.3    Title Review.................................................................11
     5.4    Delivery of Title Policy at Closing..........................................11

ARTICLE 6          OPERATIONS AND RISK OF LOSS...........................................11
     6.1    Ongoing Operations...........................................................11
     6.2    Damage.......................................................................12
     6.3    Condemnation.................................................................13

ARTICLE 7          CLOSING...............................................................13
     7.1    Closing......................................................................13
     7.2    Conditions to Parties' Obligation to Close...................................13
     7.3    Seller's Deliveries in Escrow................................................14
     7.4    Purchaser's Deliveries in Escrow.............................................16

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                    Page No.
                                                                                    --------
     7.5    Closing Statements...........................................................16
     7.6    Purchase Price...............................................................16
     7.7    Possession...................................................................16
     7.8    Delivery of Books and Records................................................17
     7.9    Notice to Tenants............................................................17

ARTICLE 8          PRORATIONS, DEPOSITS, COMMISSIONS.....................................17
     8.1    Prorations...................................................................17
     8.2    Leasing Costs................................................................19
     8.3    Closing Costs................................................................19
     8.4    Final Adjustment After Closing...............................................20
     8.5    Tenant Deposits..............................................................20
     8.6    Commissions..................................................................20
     8.7    PCR/Property Repairs Credit..................................................20

ARTICLE 9          REPRESENTATIONS AND WARRANTIES........................................20
     9.1    Seller's Representations and Warranties......................................20
     9.2    Purchaser's Representations and Warranties...................................21
     9.3    Survival of Representations and Warranties...................................22

ARTICLE 10         DEFAULT AND REMEDIES..................................................23
     10.1   Seller's Remedies............................................................23
     10.2   Purchaser's Remedies.........................................................24
     10.3   Attorneys' Fees..............................................................24
     10.4   Other Expenses...............................................................24

ARTICLE 11         DISCLAIMERS, RELEASE AND INDEMNITY....................................25
     11.1   Disclaimers By Seller........................................................25
     11.2   Sale "As Is, Where Is".......................................................25
     11.3   Seller Released from Liability...............................................26
     11.4   "Hazardous Materials" Defined................................................27
     11.5   Indemnity....................................................................27
     11.6   Survival.....................................................................27

ARTICLE 12         MISCELLANEOUS.........................................................27
     12.1   Parties Bound; Assignment....................................................27
     12.2   Headings.....................................................................27
     12.3   Invalidity and Waiver........................................................28
     12.4   Governing Law................................................................28
     12.5   Survival.....................................................................28
     12.6   Entirety and Amendments......................................................28
     12.7   Time.........................................................................28
     12.8   Confidentiality..............................................................28
     12.9   No Electronic Transactions...................................................28

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                    Page No.
                                                                                    --------
     12.10  Notices......................................................................28
     12.11  Construction.................................................................29
     12.12  Calculation of Time Periods..................................................29
     12.13  Execution in Counterparts....................................................29
     12.14  No Recordation...............................................................29
     12.15  Further Assurances...........................................................30
     12.16  Discharge of Obligations.....................................................30
     12.17  ERISA........................................................................30
     12.18  No Third Party Beneficiary...................................................30
     12.19  Reporting Person.............................................................30
     12.20  Mandatory Arbitration........................................................30
     12.21  Like-Kind Exchange...........................................................30
     12.22  Post-Closing Audit...........................................................30


                              LIST OF DEFINED TERMS

Page No.
--------
Additional Property Information...........................................................7
Agreement.................................................................................1
Assignment...............................................................................14
Broker....................................................................................2
Casualty Notice..........................................................................12
CERCLA...................................................................................26
Closing..................................................................................13
Closing Date..............................................................................2
Code.....................................................................................22
Deed.....................................................................................14
Due Diligence Termination Notice..........................................................8
Earnest Money.............................................................................1
Effective Date............................................................................2
ERISA................................................................................16, 22
Escrow Agent..............................................................................2
Exchange.................................................................................30
Hazardous Materials......................................................................27
Improvements..............................................................................4
Independent Consideration.................................................................5
Initial Earnest Money.....................................................................1
Inspection Period.........................................................................2

                              LIST OF DEFINED TERMS
                                   (CONTINUED)

                                                                                    Page No.
                                                                                    --------
Intangible Personal Property..............................................................5
Land......................................................................................4
Lease Files...............................................................................7
Leases....................................................................................4
Leasing Costs............................................................................19
License Agreements........................................................................5
Material Damage..........................................................................13
Materially Damaged.......................................................................13
OFAC.....................................................................................22
Operating Statements......................................................................6
Permitted Exceptions.....................................................................11
Permitted Outside Parties.................................................................9
Plan.....................................................................................22
Property..................................................................................4
Property Documents........................................................................8
Property Information......................................................................6
Property Information Delivery Date........................................................2
Purchase Price............................................................................1
Purchaser.................................................................................1
Real Property.............................................................................4
Rent Roll.................................................................................6
Report....................................................................................8
Reports...................................................................................8
REQUIRED ENDORSEMENTS....................................................................11
Seller....................................................................................1
Seller's Representatives.................................................................22
Service Contracts.........................................................................5
Survey...................................................................................11
Survival Period..........................................................................22
Tangible Personal Property................................................................4
Taxes....................................................................................17
Tenant Receivables.......................................................................17
Title and Survey Review Period............................................................2
Title Commitment.........................................................................10
Title Commitment Delivery Date............................................................2
Title Company.............................................................................1
Title Policy.............................................................................11
to Seller's knowledge....................................................................22
to the best of Seller's knowledge........................................................22
Unbilled Tenant Receivables..............................................................18
Uncollected Delinquent Tenant Receivables................................................18

                           PURCHASE AND SALE AGREEMENT

                NORTH RANCH PAVILIONS, THOUSAND OAKS, CALIFORNIA

       This Purchase and Sale Agreement (this "AGREEMENT") is made and entered into by and between Purchaser and Seller.

                                    RECITALS

       A. Defined terms are indicated by initial capital letters. Defined terms shall have the meaning set forth herein, whether or not such terms are used before or after the definitions are set forth.

       B. Purchaser desires to purchase the Property and Seller desires to sell the Property, all upon the terms and conditions set forth in this Agreement.

       NOW, THEREFORE, in consideration of the mutual terms, provisions, covenants and agreements set forth herein, as well as the sums to be paid by Purchaser to Seller, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Purchaser and Seller agree as follows:

                                    ARTICLE 1
                                BASIC INFORMATION

       1.1 CERTAIN BASIC TERMS. The following defined terms shall have the meanings set forth below:


              1.1.1   SELLER:           CH Realty II/North Ranch, L.P.,
                                        a Delaware limited partnership
              1.1.2   PURCHASER:        Inland Real Estate Acquisitions, Inc.,
                                        an Illinois corporation
              1.1.3   PURCHASE PRICE:   $18,468,000.00

              1.1.4   EARNEST MONEY:    $300,000.00 [(THE "INITIAL EARNEST
                                        MONEY")], including interest thereon,
                                        to be deposited in accordance with
                                        SECTION 3.1 below.

              1.1.5   TITLE COMPANY:    Chicago Title Insurance Company
                                        2001 Bryan Street
                                        Suite 1700
                                        Dallas, Texas 75201-3005
                                        Attn: Joycelyn Armstrong
                                        Telephone: (214)965-1668
                                        Facsimile: (214)965-1625
                                        Email: armstrongio@ctt.com


PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 1

              1.1.6    ESCROW AGENT:    Chicago Title Insurance Company
                                        2001 Bryan Street
                                        Suite 1700
                                        Dallas, Texas 75201-3005
                                        Attn: Joycelyn Armstrong
                                        Telephone: (214)965-1668
                                        Facsimile: (214)965-1625
                                        Email: armstrongjo@ctt.com

              1.1.7   BROKER:           CB Richard Ellis, Inc.
                                        3501 Jamboree Road, Suite 100
                                        Newport Beach, California 92660-2940

              1.1.8   EFFECTIVE DATE:   The date on which this Agreement is
                                        executed by the latter to sign of
                                        Purchaser or Seller, as indicated on the signature page of this Agreement. If the execution date is left blank by either
                                        Purchaser or Seller, the Effective Date
                                        shall be the execution date inserted by
                                        the other party.

              1.1.9   PROPERTY          December 1,2003
                      INFORMATION
                      DELIVERY DATE:

              1.1.10  TITLE COMMITMENT  December 1,2003
                      DELIVERY DATE:

              1.1.11 TITLE AND SURVEY The period ending on December 24,2003. REVIEW PERIOD:

              1.1.12  INSPECTION        The period beginning on December 1,
                      PERIOD:           2003, and ending December 24, 2003.

              1.1.13  CLOSING DATE:     The date which is thirty (30) days from
                                        the Effective Date or such earlier date
                                        in January, 2004 that the parties agree.
                                        Purchaser may request an earlier Closing
                                        Date so long as the Closing occurs and
                                        funds on or before 2:00 p.m. CST on
                                        December 29, 2003.


PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 2

       1.2 CLOSING COSTS. Closing costs shall be allocated and paid as follows:

                              COST                                       RESPONSIBLE PARTY
------------------------------------------------------------------------------------------
Title Commitment required to be delivered pursuant to SECTION 5.1             Seller

Premium for standard form Title Policy required to be delivered               Seller
pursuant to SECTION 5.4

Premium for any upgrade of Title Policy for extended or additional            Seller,
coverage and any endorsements desired by Purchaser, any                   up to $2,216.16,
inspection fee charged by the Title Company, tax certificates,             and Purchaser
municipal and utility lien certificates, and any other Title                for excess
Company charges

Costs of any revisions, modifications or recertifications to                 Purchaser
Survey delivered by Seller to Purchaser

Costs for UCC Searches                                                        Seller

Recording Fees                                                               Purchaser

Any deed taxes, documentary stamps, transfer taxes, intangible                 Seller
taxes, mortgage taxes or other similar taxes, fees
or assessments

Any escrow fee charged by Escrow Agent for holding the Earnest             Purchaser 1/2
Money or conducting the Closing                                              Seller 1/2

Real Estate Sales Commission to Broker                                        Seller

All other closing costs, expenses, charges and fees per custom           Purchaser/Seller

       1.3    NOTICE ADDRESSES:

         Purchaser:  Inland Real Estate Acquisitions, Inc.  Copy to:   The Inland Real Estate
                     2901 Butterfield Road                             Group, Inc.
                     Oak Brook, IL 60523                               2901 Butterfield Road
                     Attention: G. Joseph Cosenza                      Oak Brook, Illinois 60523
                     Telephone: 630-218-4948                           Attention: Gary Pechter, Esq.
                     Facsimile: 630-218-4935                           Telephone: 630-645-2084
                     E-mail: joe@inlandgroup.com                       Facsimile: 630-218-4900
                                                                       E-mail:gpechter@inlandgroup.com

         Seller:     CH Realty II/North Ranch, L.P.         Copy to:   Crow Holdings
                     c/o. Crow Holdings                                2100 Mckinney Avenue,
                     2100 McKinney Avenue, Suite                       Suite 700
                     700                                               Dallas, Texas 75201
                     Dallas, Texas 75201                               Attention: M. Kevin Bryant
                     Attention: Rodney Whitley                         Telephone: 214-661-8110
                     Telephone: 214-661-8137                           Facsimile: 214-661-8041
                     Facsimile: 214-661-8041                           E-mail:
                     E-mail:                                           kbryant@crowholdings.com
                     rwhitley@crowholdings.com


PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 3

                                                            With copy to:

                                                                       John M. Nolan, Esq.
                                                                       Winstead Sechrest & Minick P.C.
                                                                       1201 Elm Street, Suite 5400
                                                                       Dallas, Texas 75270
                                                                       Telephone:214-745-5251
                                                                       Facsimile: 214-745-5390
                                                                       Email:
                                                                       jnolan@winstead.com

                                    ARTICLE 2
                                    PROPERTY

       2.1 PROPERTY. Subject to the terms and conditions of this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the following property (collectively, the "PROPERTY"):

              2.1.1 REAL PROPERTY. The land described in EXHIBIT A attached hereto (the "LAND"), together with (a) all improvements located thereon, but expressly excluding improvements and structures owned by any tenant ("IMPROVEMENTS"), (b) without warranty, all right, title and interest of Seller, if any, in and to the rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances thereon or in anywise appertaining thereto, and
(c) without warranty, all right, title, and interest of Seller, if any, in and to all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the Land (collectively, the "REAL PROPERTY").

              2.1.2 LEASES. All of Seller's right, title and interest, without warranty other than as set forth herein, in all leases of the Real Property (other than License Agreements), including leases which may be made by Seller after the Effective Date and prior to Closing as permitted by this Agreement (the "LEASES").

              2.1.3 TANGIBLE PERSONAL PROPERTY. All of Seller's right, title and interest, without warranty, in the equipment, machinery, furniture, furnishings, supplies and other tangible personal property, if any, owned by Seller and now or hereafter located in and used in connection with the operation, ownership or management of the Real Property, but specifically excluding any items of personal property owned or leased by Seller's property manager or tenants at or on the Real Property and further excluding any items of personal property by third parties and leased to Seller (collectively, the "TANGIBLE PERSONAL PROPERTY").

              2.1.4 INTANGIBLE PERSONAL PROPERTY. All of Seller's right, title and interest, if any, without warranty, in all intangible personal property related to the Real Property and the Improvements, including, without limitation: all trade names and trade marks associated with the Real Property and the Improvements, including Seller's rights and interests, if any, in the name of the Real Property; the plans and specifications and other architectural and engineering drawings


PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 4 for the Improvements, if any (to the extent assignable without cost to Seller); contract rights related to the operation, ownership or management of the Real Property, including maintenance, service, construction, supply and equipment rental contracts, if any, but not including Leases or License Agreements (collectively, the "SERVICE CONTRACTS") (but only to the extent assignable without cost to Seller and Seller's obligations thereunder are expressly assumed by Purchaser pursuant to this Agreement); warranties (to the extent assignable without cost to Seller); governmental permits, approvals and licenses, if any (to the extent assignable without cost to Seller); and telephone exchange numbers (to the extent assignable without cost to Seller (all of the items described in this SECTION 2.1.4 collectively referred to as the "INTANGIBLE PERSONAL PROPERTY"). Tangible Personal Property and Intangible Personal Property shall not include (a) any appraisals or other economic evaluations of, or projections with respect to, all or any portion of the Property, including, without limitation, budgets prepared by or on behalf of Seller or any affiliate of Seller, (b) any documents, materials or information which are subject to attorney/client, work product or similar privilege, which constitute attorney communications with respect to the Property and/or Seller, or which are subject to a confidentiality agreement, and (c) any trade name, mark or other identifying material that includes the name "Trammell Crow" or the name "Crow Holdings" or any derivative thereof.

              2.15 LICENSE AGREEMENTS. All of Seller's right, title and interest, without warranty, in and to all agreements (other than Leases), if any, for the leasing or licensing of rooftop space or equipment, telecommunications equipment, cable access and other space, equipment and facilities that are located on or within the Real Property and generate income to Seller as the owner of the Real Property, including agreements which may be made by Seller after the Effective Date and prior to Closing as permitted by this Agreement (the "LICENSE AGREEMENTS"). Anything in this Agreement to the contrary notwithstanding, Purchaser shall assume the obligations of the "lessor" or "licensor" under all License Agreements, some or all of which may be non-cancelable.

                                    ARTICLE 3
                                  EARNEST MONEY

       3.1 DEPOSIT AND INVESTMENT OF EARNEST MONEY. One (1) business day after the Effective Date, Purchaser shall deposit the Earnest Money with Escrow Agent into a joint order escrow. Escrow Agent shall invest the Earnest Money in government insured interest-bearing accounts satisfactory to Seller and Purchaser, shall not commingle the Earnest Money with any funds of Escrow Agent or others, and shall promptly provide Purchaser and Seller with confirmation of the investments made. Such account shall have no penalty for early withdrawal, and as between Seller and Purchaser, Purchaser accepts all risks with regard to such account.

       3.2 INDEPENDENT CONSIDERATION. If Purchaser elects to terminate this Agreement for any reason and is entitled to receive a return of the Earnest Money pursuant to the terms hereof, the Escrow Agent shall first disburse to Seller One Hundred and No/100 Dollars ($100.00) as independent consideration for Seller's performance under this Agreement ("INDEPENDENT CONSIDERATION"), which shall be retained by Seller in all instances.

       3.3 FORM: FAILURE TO DEPOSIT. The Earnest Money shall be in the form of a certified or cashier's check or the wire transfer to Escrow Agent of immediately available U.S. federal


PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 5 funds. If Purchaser fails to timely deposit any portion of the Earnest Money within the time periods required, Seller may terminate this Agreement by written notice to Purchaser, in which event any Earnest Money that has previously been deposited by Purchaser with Escrow Agent shall be immediately delivered to Seller and thereafter the parties hereto shall have no further rights or obligations hereunder, except for rights or obligations which, by their terms, survive the termination hereof.

       3.4 DISPOSITION OF EARNEST MONEY. The Earnest Money shall be applied as a credit to the Purchase Price at Closing. However, if Purchaser elects to terminate this Agreement prior to the expiration of the Inspection Period pursuant to SECTION 4.4, Escrow Agent shall pay the entire Earnest Money (less the Independent Consideration) to Purchaser one business day following receipt of the Due Diligence Termination Notice from Purchaser (as long as the current investment can be liquidated and disbursed in one business day). No notice to Escrow Agent from Seller shall be required for the release of the Earnest Money to Purchaser by Escrow Agent if Purchaser terminates this Agreement pursuant to
SECTION 4.4. In the event of a termination of this Agreement by either Seller or Purchaser for any reason other than pursuant to SECTION 4.4 Escrow Agent is authorized to deliver the Earnest Money to the party hereto entitled to same pursuant to the terms hereof on or before the tenth business day following receipt by Escrow Agent and the non-terminating party of written notice of such termination from the terminating party, unless the other party hereto notifies Escrow Agent that it disputes the right of the other party to receive the Earnest Money. In such event, Escrow Agent may interplead the Earnest Money into a court of competent jurisdiction in the county in which the Earnest Money has been deposited. All attorneys' fees and costs and Escrow Agent's costs and expenses incurred in connection with such interpleader shall be assessed against the party that is not awarded the Earnest Money, or if the Earnest Money is distributed in part to both parties, then in the inverse proporation of such distribution.

                                    ARTICLE 4
                                  DUE DILIGENCE

       4.1 DUE DILIGENCE MATERIALS TO BE DELIVERED. Seller shall deliver to Purchaser the following (the "PROPERTY INFORMATION") on or before the Property Information Delivery Date:

              4.1.1 RENT ROLL. A current rent roll ("RENT ROLL") for the Property. Seller shall deliver an updated Rent Roll at Closing certified to its knowledge to be true and complete.

              4.1.2 FINANCIAL INFORMATION. Copy of operating statements and a summary of capital expenditures pertaining to the Property for the 12 months preceding the Effective Date or such lesser period as Seller has owned the Property ("OPERATING STATEMENTS");

              4.1.3 ENVIRONMENTAL REPORTS. Copy of any environmental reports or site assessments related to the Property prepared for the benefit of Seller;

              4.1.4 TAX STATEMENTS. Copy of ad valorem tax statements relating to the Property for the current tax period;

              4.1.5 TITLE AND SURVEY. Copy of Seller's most current title insurance information and survey of the Property;


PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 6

              4.1.6 SERVICE CONTRACTS. A list, together with copies, of Service Contracts;

              4.1.7   PERSONAL PROPERTY. A list of Tangible Personal Property;
and

              4.1.8 LICENSE AGREEMENTS. A list, together with copies, of any License Agreements.

              4.1.9 LEASE FILES. The lease files for all tenants, including the Leases, amendments, guaranties, any letter agreements and assignments which are then in effect ("LEASE FILES");

              4.1.10 LICENSES, PERMITS AND CERTIFICATES OF OCCUPANCY. Copies of licenses, permits and certificates of occupancy relating to the Property to the extent in Seller's possession.

              Except for the Rent Roll contemplated in SECTION 4.1.4, Seller's obligations to deliver the items listed in this SECTION 4.1 shall be limited to the extent such items are in the possession of Seller or its property management company.

       4.2 DUE DILIGENCE MATERIALS TO BE MADE AVAILABLE. To the extent such items are in Seller's possession, Seller shall make available to Purchaser for Purchaser's review, at Seller's option at either the offices of Seller's property manager or at the Property, the following items and information (the "ADDITIONAL PROPERTY INFORMATION") on or before the Property Information Delivery Date, and Purchaser at its expense shall have the right to make copies of same:

              4.2.1 MAINTENANCE RECORDS AND WARRANTIES. Maintenance work orders for the 12 months preceding the Effective Date and warranties, if any, on roofs, air conditioning units, fixtures and equipment;

              4.2.2 PLANS AND SPECIFICATIONS. Building plans and specifications relating to the Property; and

       4.3 PHYSICAL DUE DILIGENCE. Commencing on the Effective Date and continuing until the Closing, Purchaser shall have reasonable access to the Property at all reasonable times during normal business hours, upon appropriate notice to tenants as permitted or required under the Leases, for the purpose of conducting reasonably necessary tests, including surveys and architectural, engineering, geotechnical and environmental inspections and tests, provided that
(a) Purchaser must give Seller one full business days' prior telephone or written notice of any such inspection or test, and with respect to any intrusive inspection or test (i.e., core sampling) or communication with tenants must obtain Seller's prior written consent (which consent may be given, withheld or conditioned in Seller's sole discretion), (b) prior to performing any inspection or test, Purchaser must deliver a certificate of insurance to Seller evidencing that Purchaser and its contractors, agents and representatives have in place reasonable amounts of commercial general liability insurance and workers compensation insurance for its activities on the Property in terms and amounts reasonably satisfactory to Seller covering any accident arising in connection with the presence of Purchaser, its contractors, agents and representatives on the Property, which insurance shall name Seller as an additional insured thereunder, and (c) all such tests shall be conducted by Purchaser in compliance with Purchaser's responsibilities set forth in

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 7

SECTION 4.9 below. Purchaser shall bear the cost of all such inspections or tests and shall be responsible for and act as the generator with respect to any wastes generated by those tests. Subject to the provisions of SECTION 4.7 hereof, Purchaser or Purchaser's representatives may meet with any tenant; provided, however, Purchaser must contact Seller at least one full business day in advance by telephone to inform Seller of Purchaser's intended meeting and to allow Seller the opportunity to attend such meeting if Seller desires. Subject to the provisions of SECTION 4.7 hereof. Purchaser or Purchaser's representatives may meet with any governmental authority for the sole purpose of gathering information in connection with the transaction contemplated by this Agreement; provided, however, Purchaser must contact Seller at least two full business days in advance by telephone to inform Seller of Purchaser's intended meeting and to allow Seller the opportunity to attend such meeting if Seller desires.

       4.4 DUE DILIGENCE/TERMINATION RIGHT. Purchaser shall have through the last day of the Inspection Period in which to (a) examine, inspect, and investigate the Property Information and the Additional Property Information (collectively, the "PROPERTY DOCUMENTS") and the Property and, in Purchaser's sole and absolute judgment and discretion, determine whether the Property is acceptable to Purchaser, (b) obtain all necessary internal approvals, and (c) satisfy all other contingencies of Purchaser. Notwithstanding anything to the contrary in this Agreement, Purchaser may terminate this Agreement for any reason or no reason by giving written notice of termination to Seller and Escrow Agent (the "DUE DILIGENCE TERMINATION NOTICE") on or before the last day of the Inspection Period. If Purchaser does not give a Due Diligence Termination Notice, this Agreement shall continue in full force and effect, Purchaser shall be deemed to have waived its right to terminate this Agreement pursuant to this
SECTION 4.4, and Purchaser shall be deemed to have acknowledged that it has received or had access to all Property Documents and conducted all inspections and tests of the Property that it considers important.

       4.5 RETURN OF DOCUMENTS AND REPORTS. As additional consideration for the transaction contemplated herein, Purchaser shall provide to Seller, immediately following receipt of same by Purchaser, copies of all third party reports, investigations and studies, other than economic analyses (collectively, the "REPORTS" and, individually, a "REPORT") prepared for Purchaser in connection with its due diligence review of the Property, including, without limitation, any and all Reports involving structural or geological conditions, environmental, hazardous waste or hazardous substances contamination of the Property, if any, which Reports shall be addressed to both Seller and Purchaser at no cost to Seller. The Reports shall be delivered to Seller without any representation or warranty as to the completeness or accuracy of the Reports or any other matter relating thereto. Purchaser's obligation to deliver the Property Documents and the Reports to Seller shall survive the termination of this Agreement.

       4.6 SERVICE CONTRACTS. On or prior to the last day of the Inspection Period, Purchaser will advise Seller in writing of which Service Contracts it will assume and for which Service Contracts Purchaser requests that Seller deliver written termination at or prior to Closing, provided Seller shall have no obligation to terminate, and Purchaser shall be obligated to assume, any Service Contracts which by their terms cannot be terminated without penalty or payment of a fee. Seller shall deliver at Closing notices of termination of all Service Contracts that are not so assumed. Purchaser must assume the obligations arising from and after the Closing Date under those Service Contracts (a) that Purchaser has agreed to assume, or that Purchaser is obligated to

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 8 assume pursuant to this SECTION 4.6, and (b) for which a termination notice is delivered as of or prior to Closing but for which termination is not effective until after Closing.

       4.7 PROPRIETARY INFORMATION; CONFIDENTIALITY. Purchaser acknowledges that the Property Documents are proprietary and confidential and will be delivered to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser shall not use the Property Documents for any purpose other than as set forth in the preceding sentence. Purchaser shall not disclose the contents to any person other than to those persons who are responsible for determining the feasibility of Purchaser's acquisition of the Property including, without limitation, engineers, environmental consultants, and appraisers, as well as potential lenders, and who have agreed to preserve the confidentiality of such information as required hereby (collectively, "PERMITTED OUTSIDE PARTIES"). At any time and from time to time, within two business days after Seller's request, Purchaser shall deliver to Seller a list of all parties to whom Purchaser has provided any Property Documents or any information taken from the Property Documents. Purchaser shall not divulge the contents of the Property Documents and other information except in strict accordance with the confidentiality standards set forth in this SECTION 4.7. In permitting Purchaser to review the Property Documents or any other information, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created.

       4.8 NO REPRESENTATION OR WARRANTY BY SELLER. Purchaser acknowledges that, except as expressly set forth in this Agreement, Seller has not made and does not make any warranty or representation regarding the truth, accuracy or completeness of the Property Documents or the source(s) thereof. Purchaser further acknowledges that some if not all of the Property Documents were prepared by third parties other than Seller. Seller expressly disclaims any and all liability for representations or warranties, express or implied, statements of fact and other matters contained in such information, or for omissions from the Property Documents, or in any other written or oral communications transmitted or made available to Purchaser. Purchaser shall rely solely upon its own investigation with respect to the Property, including, without limitation, the Property's physical, environmental or economic condition, compliance or lack of compliance with any ordinance, order, permit or regulation or any other attribute or matter relating thereto. Seller has not undertaken any independent investigation as to the truth, accuracy or completeness of the Property Documents and are providing the Property Documents solely as an accommodation to Purchaser.

       4.9 PURCHASER'S RESPONSIBILITIES. In conducting any inspections, investigations or tests of the Property and/or Property Documents, Purchaser and its agents and representatives shall: (a) not unreasonably disturb the tenants or interfere with their use of the Property pursuant to their respective Leases;
(b) not unreasonably interfere with the operation and maintenance of the Property; (c) not damage any part of the Property or any personal property owned or held by any tenant or any third party; (d) not injure or otherwise cause bodily harm to Seller or its agents, guests, invitees, contractors and employees or any tenants or their guests or invitees; (e) comply with all applicable laws;
(f) promptly pay when due the costs of all tests, investigations, and examinations done with regard to the Property; (g) not permit any liens to attach to the Real Property by reason of the exercise of its rights hereunder;
(h) repair any damage to the Real Property resulting directly or indirectly from any such inspection or tests; and (i) not reveal or

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 9 disclose prior to Closing any information obtained during the Inspection Period concerning the Property and the Property Documents to anyone other than the Permitted Outside Parties, in accordance with the confidentiality standards set forth in SECTION 4.7 above, or except as may be otherwise required by law.

       4.10 PURCHASER'S AGREEMENT TO INDEMNIFY. Purchaser hereby agrees to indemnify, defend and hold Seller harmless from and against any and all liens, claims, causes of action, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of Purchaser's inspections or tests permitted under this Agreement or any violation of the provisions of SECTIONS 4.3, 4.7 and 4.9; provided, however, the indemnity shall not extend to protect Seller from any pre-existing liabilities for matters merely discovered by Purchaser (i.e., latent environmental contamination) so long as Purchaser's actions do not aggravate any pre-existing liability of Seller. Purchaser also hereby agrees to indemnify, defend and hold any tenant harmless from and against any and all claims, causes of action, damages, liabilities and expenses which such tenant may suffer or incur due to Purchaser's breach of its obligation under SECTION 4.7 to maintain the confidential nature of any Property Documents or other information relative to such tenant. Purchaser's obligations under this
SECTION 4.10 shall survive the termination of this Agreement and shall survive the Closing.

       4.11 ENVIRONMENTAL STUDIES; SELLER'S RIGHT TO TERMINATE. As additional consideration for the transaction contemplated in this Agreement, Purchaser must provide to Seller, immediately following the receipt of same by Purchaser, copies of any and all reports, tests or studies involving contamination of or other environmental concerns relating to the Property; provided, however, Purchaser shall have no obligation to cause any such tests or studies to be performed on the Property. Seller acknowledges that Purchaser has not made and does not make any warranty or representation regarding the truth or accuracy of any such studies or reports. Notwithstanding SECTION 4.10, Purchaser shall have no liability or culpability of any nature as a result of having provided such information to Seller or as a result of Seller's reliance thereon or arising out of the fact that Purchaser merely conducted such tests or studies, so long as Purchaser's actions do not aggravate any pre-existing liability of Seller. In the event that such reports, tests or studies indicate the existence or reasonable potential existence of any contamination of any portion of the Property that is not disclosed in the Property Documents and that is material (meaning that the reasonably estimated cost of remediation and/or other liability associated therewith, as determined by the parties' environmental consultants, exceeds $125,000.00), then Seller may terminate this Agreement by giving written notice to Purchaser within ten business days after Purchaser has provided Seller with copies of such reports, tests or studies, whereupon the Earnest Money shall be returned to Purchaser, the parties shall have no further obligations hereunder except for obligations that expressly survive the termination hereof.

                                    ARTICLE 5
                                TITLE AND SURVEY

       5.1 TITLE COMMITMENT. Seller has caused to be prepared and delivered to Purchaser: (a) a current commitment for title insurance or preliminary title report (the "TITLE COMMITMENT") issued by the Title Company, in the amount of the Purchase Price and on an ALTA 1992 Standard Form commitment, with Purchaser as the proposed insured, and (b) copies

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 10 of all documents of record referred to in the Title Commitment as exceptions to title to the Property.

       5.2 NEW OR UPDATED SURVEY. Purchaser may elect to obtain a new survey or revise, modify, or re-certify an existing survey ("SURVEY") as necessary in order for the Title Company to delete the survey exception from the Title Policy or to otherwise satisfy Purchaser's objectives.

       5.3 TITLE REVIEW. During the Title and Survey Review Period, Purchaser shall review title to the Property as disclosed by the Title Commitment and the Survey. Seller shall have no obligation to cure title objections except financing liens of an ascertainable amount created by, under or through Seller, which liens Seller shall cause to be released at or prior to Closing (with Seller having the right to apply the Purchase Price or a portion thereof for such purpose), and Seller shall deliver the Property free and clear of any such financing liens. Seller further agrees to remove any exceptions or encumbrances to title which are voluntarily created by, under or through Seller after the Effective Date without Purchaser's consent (if requested, such consent shall not be unreasonably withheld or delayed). The term "PERMITTED EXCEPTIONS" shall mean: the specific exceptions (excluding exceptions that are part of the promulgated title insurance form) in the Title Commitment that the Title Company has not agreed to remove from the Title Commitment as of the end of the Title and Survey Review Period and that Seller is not required to remove as provided above; matters created by, through or under Purchaser; items shown on the Survey which have not been removed as of the end of the Inspection Period (or if Purchaser does not obtain a Survey, all matters that a current, accurate survey of the Property would show); real estate taxes not yet due and payable; rights of tenants under the Leases; rights of tenants or licensees under License Agreements; and any licensees under any Service Contracts not terminated as of Closing.

       5.4 DELIVERY OF TITLE POLICY AT CLOSING. In the event that the Title Company does not issue at Closing, or unconditionally commit at Closing to issue, to Purchaser, an owner's title policy in accordance with the Title Commitment, insuring Purchaser's title to the Property in the amount of the Purchase Price, subject only to the standard exceptions and exclusions from coverage contained in such policy, the Permitted Exceptions (the "TITLE POLICY") and the "REQUIRED ENDORSEMENTS" (herein so called) set forth on EXHIBIT J attached hereto, Purchaser shall have the right to terminate this Agreement, in which case the Earnest Money shall be immediately returned to Purchaser and the parties hereto shall have no further rights or obligations, other than those that by their terms survive the termination of this Agreement.

                                    ARTICLE 6
                           OPERATIONS AND RISK OF LOSS

       6.1    ONGOING OPERATIONS. From the Effective Date through Closing:

              6.1.1 LEASES, SERVICE CONTRACTS AND LICENSE AGREEMENTS. Seller will perform its material obligations under the Leases, Service Contracts and License Agreements.

              6.1.2 NEW CONTRACTS. Except as provided in SECTION 6.1.4, Seller will not enter into any contract that will be an obligation affecting the Property subsequent to the Closing,

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 11 except contracts entered into in the ordinary course of business that are terminable without cause and without the payment of any termination penalty on not more than 30 days' prior notice.

              6.1.3 MAINTENANCE OF IMPROVEMENTS: REMOVAL OF PERSONAL PROPERTY. Subject to SECTIONS 6.2 and 6.3, Seller shall maintain or cause the tenants under the Leases to maintain all Improvements substantially in their present condition (ordinary wear and tear and casualty excepted) and in a manner consistent with Seller's maintenance of the Improvements during Seller's period of ownership. Seller will not remove any Tangible Personal Property except as may be required for necessary repair or replacement, and replacement shall be of approximately equal quality and quantity as the removed item of Tangible Personal Property.

              6.1.4 LEASING; LICENSE AGREEMENTS. Seller will not amend or terminate any existing Lease or License Agreement or enter into any new Lease or new License Agreement without providing Purchaser (a) all relevant supporting documentation, as reasonably determined by Seller, including, without limitation, tenant financial information to the extent in Seller's possession, and (b) as to any such amendment or termination of a Lease or License Agreement or new Lease or new License Agreement which is to be executed after the expiration of the Inspection Period, Seller's request for Purchaser's approval. Purchaser agrees to give Seller written notice of approval or disapproval of a proposed amendment or termination of a Lease or License Agreement or new Lease or new License Agreement within three business days after Purchaser's receipt of the items in SECTION 6.1.4. If Purchaser does not respond to Seller's request within such time period, then Purchaser will be deemed to have approved such amendment, termination or new Lease or new License Agreement. With respect to a request for approval delivered by Seller to Purchaser, Purchaser may withhold its consent at its reasonable discretion, and Seller may not amend or terminate a Lease or License Agreement or enter into a new Lease or new License Agreement without Purchaser's written consent.

       6.2 DAMAGE. If prior to Closing the Property is damaged by fire or other casualty, Seller shall estimate the cost to repair and the time required to complete repairs and will provide Purchaser written notice of Seller's estimation (the "CASUALTY NOTICE") as soon as reasonably possible after the occurrence of the casualty.

              6.2.1 MATERIAL. In the event of any Material Damage to or destruction of the Property or any portion thereof prior to Closing, Purchaser may, at its option, terminate this Agreement by delivering written notice to Seller on or before the expiration of 30 days after the date Seller delivers the Casualty Notice to Purchaser (and if necessary, the Closing Date shall be extended to give Purchaser the full thirty-day period to make such election and to obtain insurance settlement agreements with Seller's insurers). Upon any such termination, the Earnest Money shall be returned to Purchaser and the parties hereto shall have no further rights or obligations hereunder, other than those that by their terms survive the termination of this Agreement. If Purchaser does not terminate this Agreement within said 30-day period, then the parties shall proceed under this Agreement and close on schedule (subject to extension of Closing as provided above), and as of Closing Seller shall assign to Purchaser, without representation or warranty by or recourse against Seller, all of Seller's rights in and to any resulting insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction and Purchaser shall assume full responsibility for all needed repairs, and Purchaser shall receive a credit at Closing

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 12 for any deductible amount under such insurance policies (but the amount of the deductible plus insurance proceeds shall not exceed the lesser of (a) the cost of repair or (b) the Purchase Price and a pro rata share of the rental or business loss proceeds, if any). For the purposes of this Agreement, "MATERIAL DAMAGE" and "MATERIALLY DAMAGED" means damage which, in Seller's reasonable estimation, exceeds $300,000.00 to repair.

              6.2.2 NOT MATERIAL. If the Property is not Materially Damaged, then Purchaser shall have no right to terminate this Agreement, and Seller shall, at its option, either (a) repair the damage before the Closing in a manner reasonably satisfactory to Purchaser (and if necessary, Seller may extend the Closing Date up to 30 days to complete such repairs), or (b) credit Purchaser at Closing for the reasonable cost to complete the repair (in which case Seller shall retain all insurance proceeds and Purchaser shall assume full responsibility for all needed repairs).

       6.3 CONDEMNATION. If proceedings in eminent domain are instituted, or if Seller receives notice from any applicable governmental authority stating that such proceedings will be initiated, with respect to the Property or any portion thereof, Purchaser may, at its option, by written notice to Seller given within ten days after Seller notifies Purchaser of such proceedings (and if necessary the Closing Date shall be automatically extended to give Purchaser the full ten-day period to make such election), either: (a) terminate this Agreement, in which case the Earnest Money shall be immediately returned to Purchaser and the parties hereto shall have no further rights or obligations, other than those that by their terms survive the termination of this Agreement, or (b) proceed under this Agreement, in which event Seller shall, at the Closing, assign to Purchaser its entire right, title and interest in and to any condemnation award, and Purchaser shall have the sole right after the Closing to negotiate and otherwise deal with the condemning authority in respect of such matter. If Purchaser does not give Seller written notice of its election within the time required above, then Purchaser shall be deemed to have elected option
(b) above.

                                    ARTICLE 7
                                     CLOSING

       7.1 CLOSING. The consummation of the transaction contemplated herein ("CLOSING") shall occur on the Closing Date at the offices of Escrow Agent (or such other location as may be mutually agreed upon by Seller and Purchaser). Funds shall be deposited into and held by Escrow Agent in a closing escrow account with a bank satisfactory to Purchaser and Seller. Upon satisfaction or completion of all closing conditions and deliveries, the parties shall direct Escrow Agent to immediately record and deliver the closing documents to the appropriate parties and make disbursements according to the closing statements executed by Seller and Purchaser.

       7.2 CONDITIONS TO PARTIES' OBLIGATION TO CLOSE. In addition to all other conditions set forth herein, the obligation of Seller, on the one hand, and Purchaser, on the other hand, to consummate the transactions contemplated hereunder are conditioned upon the following:

              7.2.1 REPRESENTATIONS AND WARRANTIES. The other party's representations and warranties contained herein shall be true and correct in all material respects as of the Effective Date and the Closing Date, except for representations and warranties made as of, or limited by, a

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 13 specific date, which will be true and correct in all material respects as of the specified date or as limited by the specified date;

              7.2.2 DELIVERIES. As of the Closing Date, the other party shall have tendered all deliveries to be made at Closing; and

              7.2.3 ACTIONS, SUITS, ETC. There shall exist no pending or threatened actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, against the other party that would materially and adversely affect the operation or value of the Property or the other party's ability to perform its obligations under this Agreement.

       So long as a party is not in default hereunder, if any condition to such party's obligation to proceed with the Closing hereunder has not been satisfied as of the Closing Date (or such earlier date as is provided herein), subject to any applicable notice and cure periods provided in SECTIONS 10.1 and 10.2, such party may, in its sole discretion, terminate this Agreement by delivering written notice to the other party on or before the Closing Date (or such earlier date as is provided herein), or elect to close (or to permit any such earlier termination deadline to pass) notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived any such condition. In the event such party elects to close (or to permit any such earlier termination deadline to pass), notwithstanding the non-satisfaction of such condition, said party shall be deemed to have waived said condition, and there shall be no liability on the part of any other party hereto for breaches of representations and warranties of which the party electing to close had knowledge at the Closing.

       7.3 SELLER'S DELIVERIES IN ESCROW. As of or prior to the Closing Date, Seller shall deliver in escrow to Escrow Agent the following:

              7.3.1 DEED. A special warranty deed in the form of EXHIBIT B hereto (or other limited warranty deed, as Seller's local counsel or Title Company shall advise, warranting title only against any party claiming by, through or under Seller) in form acceptable for recordation under the law of the state where the Property is located and restating the provisions of ARTICLE 11 hereof and including a list of Permitted Exceptions to which the conveyance shall be subject, executed and acknowledged by Seller, conveying to Purchaser Seller's interest in the Real Property (the "DEED");

              7.3.2 BILL OF SALE, ASSIGNMENT AND ASSUMPTION. A Bill of Sale, Assignment and Assumption of Contracts and an Assignment and Assumption of Leases in the form of EXHIBIT C-1 and EXHIBIT C-2, respectively, attached hereto (collectively, the "ASSIGNMENT"), executed and acknowledged by Seller, vesting in Purchaser, without warranty other than as set forth herein, Seller's right, title and interest in and to the property described therein free of any claims, except for the Permitted Exceptions to the extent applicable;

              7.3.3 CONVEYANCING OR TRANSFER TAX FORMS OR RETURNS. Such conveyancing or transfer tax forms or returns, if any, as are required to be delivered or signed by Seller by applicable state and local law in connection with the conveyance of the Real Property;

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 14

              7.3.4 FIRPTA. A Foreign Investment in Real Property Tax Act affidavit in the form of EXHIBIT D hereto executed by Seller;

              7.3.5 AUTHORITY. Evidence of the existence, organization and authority of Seller and of the authority of the persons executing documents on behalf of Seller reasonably satisfactory to the underwriter for the Title Policy;

              7.3.6 ADDITIONAL DOCUMENTS. Any additional documents that Escrow Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement (provided, however, no such additional document shall expand any obligation, covenant, representation or warranty of Seller or result in any new or additional obligation, covenant, representation or warranty of Seller under this Agreement beyond those expressly set forth in this Agreement); and

              7.3.7 TENANT ESTOPPEL CERTIFICATES. Tenant Estoppel Certificates substantially in the form of EXHIBIT G-1 (or, if a tenant's Lease specifies or contemplates another form of tenant estoppel certificate, then such other specified or contemplated form) executed by tenants occupying not less than 90% of the square feet in the Improvements leased to tenants. Seller shall not be obligated to expend any funds in connection with obtaining any such tenant estoppel certificates, and the failure of Seller to obtain any such tenant estoppel certificates shall not be a breach or default hereunder. Seller shall use commercially reasonable efforts to reconcile factual discrepancies between the Tenant Estoppel Certificates and the Lease Files and Rent Roll so long as Seller is not obligated to incur costs to do so. If Seller is unable to deliver the tenant estoppel certificates referred to in this SECTION 7.3.7 in the manner and time frames required hereby, including reconciliation of the same in the manner described above, then Purchaser's sole remedies and recourses shall be limited to either (a) waiving the requirement for the tenant estoppel certificate(s) in question and proceeding to Closing without reduction of the Purchase Price or (b) terminating this Agreement by immediate notification to Seller, in which event this Agreement shall be terminated as provided for in
SECTION 10.2 even if it is determined that the Tenant Estoppel Certificates cannot be obtained following the expiration of the Inspection Period. Either decision must be made within three(3) business days of receipt of the Tenant Estoppel Certificates or Purchaser will be deemed to have elected to proceed under (a) above. The parties further agree that Seller may extend the Closing for a period of up to but not in excess of fifteen (15) days in order to permit Seller additional time to secure the requested Tenant Estoppel Certificates and in such instance Purchaser cannot terminate until the expiration of the aforesaid fifteen (15) day period.

              7.3.8 DECLARATION ESTOPPEL CERTIFICATES. Declaration Estoppel Certificates substantially in the form of EXHIBIT G-2 executed by The Vons Companies, Inc. and World Savings Bank, FSB. Seller shall not be obligated to expend any funds in connection with obtaining any such Declaration Estoppel Certificates, and the failure of Seller to obtain any such Declaration Estoppel Certificates shall not be a breach or default hereunder. If Seller is unable to deliver the Declaration Estoppel Certificates referred to in this SECTION 7.3.8, then Purchaser's sole remedies and recourses shall be limited to either (a) waiving the requirement for the Declaration Estoppel Certificates in question and proceeding to Closing without reduction of the Purchase Price or (b) terminating this Agreement by immediate notification to Seller, in which event this Agreement shall be terminated as provided for in SECTION 10.2. Either decision must

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 15 be made within three (3) business days of receipt of the Declaration Estoppel Certificates or Purchaser will be deemed to have elected to proceed under (a) above. The parties further agree that Seller may extend the Closing for a period of up to but not in excess of fifteen (15) days in order to permit Seller additional time to secure the requested Declaration Estoppel Certificates.

       7.4 PURCHASER'S DELIVERIES IN ESCROW. As of or prior to the Closing Date, Purchaser shall deliver in escrow to Escrow Agent the following:

              7.4.1 BILL OF SALE, ASSIGNMENT AND ASSUMPTION. The Assignment, executed and acknowledged by Purchaser;

              7.4.2 ERISA LETTER. A letter to Seller in the form of EXHIBIT E attached hereto duly executed by Purchaser, confirming that Purchaser is not acquiring the Property with the assets of an employee benefit plan as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") and, in the event Purchaser is unable or unwilling to make such a representation, Purchaser shall be deemed to be in default hereunder, and Seller shall have the right to terminate this Agreement and to receive and retain the Earnest Money;

              7.4.3 CONVEYANCING OR TRANSFER TAX FORMS OR RETURNS. Such conveyancing or transfer tax forms or returns, if any, as are required to be delivered or signed by Purchaser by applicable state and local law in connection with the conveyance of Real Property;

              7.4.4 AUTHORITY. Evidence of the existence, organization and authority of Purchaser and of the authority of the persons executing documents on behalf of Purchaser reasonably satisfactory to the underwriter for the Title Policy; and

              7.4.5 ADDITIONAL DOCUMENTS. Any additional documents that Seller, Escrow Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement (provided, however, no such additional document shall expand any obligation, covenant, representation or warranty of Purchaser or result in any new or additional obligation, covenant, representation or warranty of Purchaser under this Agreement beyond those expressly set forth in this Agreement).

       7.5 CLOSING STATEMENTS. As of or prior to the Closing Date, Seller and Purchaser shall deposit with Escrow Agent executed closing statements consistent with this Agreement in the form required by Escrow Agent.

       7.6 PURCHASE PRICE. At or before 1:00 p.m. local time on the Closing Date, Purchaser shall deliver to Escrow Agent the Purchase Price, less the Earnest Money that is applied to the Purchase Price, plus or minus applicable prorations, in immediate, same-day U.S. federal funds wired for credit into Escrow Agent's escrow account, which funds must be delivered in a manner to permit Escrow Agent to deliver good funds to Seller or its designee on the Closing Date (and, if requested by Seller, by wire transfer); in the event that Escrow Agent is unable to deliver good funds to Seller or its designee on the Closing Date, then the closing statements and related prorations will be revised as necessary.

       7.7 POSSESSION. Seller shall deliver possession of the Property to Purchaser at the Closing subject only to the Permitted Exceptions.

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 16

       7.8 DELIVERY OF BOOKS AND RECORDS. After the Closing, Seller shall deliver to the offices of Purchaser's property manager or to the Real Property to the extent in Seller's or its property manager's possession or control: Lease Files; License Agreements; maintenance records and warranties; plans and specifications; licenses, permits and certificates of occupancy; copies or originals of all books and records of account, contracts, and copies of correspondence with tenants and suppliers; all advertising materials; booklets; and keys.

       7.9 NOTICE TO TENANTS. Seller and Purchaser shall each execute, and Purchaser shall deliver to each tenant immediately after the Closing, a notice regarding the sale in substantially the form of EXHIBIT F attached hereto, or such other form as may be required by applicable state law. This obligation on the part of Purchaser shall survive the Closing.

                                    ARTICLE 8
                        PRORATIONS, DEPOSITS, COMMISSIONS

       8.1 PRORATIONS. At Closing, the following items shall be prorated as of the date of Closing with all items of income and expense for the Property being borne by Purchaser from and after (and including) the date of Closing:
"Tenant Receivables" and "Credits" (as each is defined below) and other income and rents that have been collected by Seller as of Closing; fees and assessments; prepaid expenses and obligations under Service Contracts; accrued operating expenses; real and personal ad valorem taxes ("TAXES"); and any assessments by private covenant for the then-current calendar year of Closing. Specifically, the following shall apply to such prorations and to post-Closing collections of Tenant Receivables:

              8.1.1 TAXES. If Taxes for the year of Closing are not known or cannot be reasonably estimated, Taxes shall be prorated based on Taxes for the year prior to Closing.

              8.1.2 UTILITIES. Purchaser shall take all steps necessary to effectuate the transfer of all utilities to its name as of the Closing Date, and where necessary, post deposits with the utility companies. Seller shall ensure that all utility meters are read as of the Closing Date. Seller shall be entitled to recover any and all deposits held by any utility company as of the Closing Date.

              8.1.3 TENANT RECEIVABLES AND CREDITS. Rents due from tenants under Leases and from tenants or licensees under License Agreements and operating expenses and/or taxes payable by tenants under Leases (collectively, "TENANT RECEIVABLES") and not collected by Seller as of Closing shall not be prorated between Seller and Purchaser at Closing but shall be apportioned on the basis of the period for which the same is payable and if, as and when collected, as follows:

                      (a) Tenant Receivables and other income received from tenants under Leases and/or tenants or licensees under License Agreements after Closing shall be applied in the following order of priority; (A) first, to payment of the current Tenant Receivables then due for the month in which the Closing Date occurs, which amount shall be apportioned between Purchaser and Seller as of the Closing Date as set forth in
       SECTION 8.1 hereof (with Seller's portion thereof to be delivered to Seller); (B) second, to payment of Tenant Receivables first coming due after Closing but applicable to the period

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 17
       of time before Closing, including, without limitation, the Tenant Receivables described in SECTION 8.1.3(c) (collectively, "UNBILLED TENANT RECEIVABLES"), which amount shall be delivered to Seller; (C) third, to Tenant Receivables first coming due after Closing and applicable to the period of time after Closing, which amount shall be retained by Purchaser; and (D) thereafter, to delinquent Tenant Receivables which were due and payable as of Closing but not collected by Seller as of Closing (collectively, "UNCOLLECTED DELINQUENT TENANT RECEIVABLES"), which amount shall be delivered to Seller. Notwithstanding the foregoing, Seller shall have the right to pursue the collection of Uncollected Delinquent Tenant Receivables for a period of one year after Closing without prejudice to Seller's rights or Purchaser's obligations hereunder, provided, however, Seller shall have no right to cause any such tenant or licensee to be evicted or to exercise any other "landlord" remedy (as set forth in such tenant's Lease or licensee's License Agreement) against such tenant other than to sue for collection. Any sums received by Purchaser to which Seller is entitled shall be held in trust for Seller on account of such past due rents payable to Seller, and Purchaser shall remit to Seller any such sums received by Purchaser to which Seller is entitled within ten business days after receipt thereof less reasonable, actual costs and expenses of collection, including reasonable attorneys' fees, court costs and disbursements, if any. Seller expressly agrees that if Seller receives any amounts after the Closing Date which are attributable, in whole or in part, to any period after the Closing Date, Seller shall remit to Purchaser that portion of the monies so received by Seller to which Purchaser is entitled within ten business days after receipt thereof. With respect to Unbilled Tenant Receivables, Purchaser covenants and agrees to (A) bill the same when billable and (B) cooperate with Seller to determine the correct amount of operating expenses and/or taxes due. The provisions of this SECTION 8.1.3(a) shall survive the Closing.

                      (b) Purchaser and Seller further agree that Purchaser accepts the loss of rent for those portions of the space currently vacant. Seller agrees that at Closing, Purchaser shall be entitled to a credit (i) in an amount equal to $225.01 per day from the Closing through January 31, 2004, the date on which Savvy Enterprises, LLC ("SAVVY") is scheduled to commence payment of full rent, (ii) in an amount equal to $99.57 per day from the date of Closing through January 9, 2004, the date on which Kristine Skeate and Yanire Bentato (Pilates) is scheduled to commence payment of full rent, and (iii) in an amount equal to $143.50 per day from the date of Closing through March 1, 2004, the date on which Exotic Thai, Inc. is scheduled to commence payment of full rent (collectively, the "CREDITS"). Further, any costs incurred in causing such tenants to finalize leases and commence occupancy including leasing commissions and tenant improvement costs of its space paying full rent from the Closing until such time as each such tenant has commenced full rental payment shall be borne by Seller. The parties agree that if Savvy does not commence full payment of rent on February 1, 2004, then $225.01 per day shall be remitted from Seller to Purchaser for each day from February 1, 2004, through (x) the earlier of the date that Savvy does commence full rental payment or (y) the "CUT OFF DATE" (herein so called). The parties agree that if Kristine Skeate and Yanire Bentato (Pilates) do not commence full payment of rent on January 9, 2004, then $99.57 per day shall be remitted from Seller to Purchaser for each day from January 9, 2004 through (x) the earlier of the date on which such tenant commences full rental payment or (y) the Cut Off Date. The parties further agree that if Exotic Thai. Inc. does

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 18
       not commence full payment of rent on March 1, 2004, then $143.50 per day shall be remitted (i) from Seller to Purchaser for each day from March 1, 2004 through (x) the earlier of the date on which such tenant commences full rental payment or (y) the Cut Off Date, and (ii) from Purchaser to Seller for each day after such tenant commences full payment of rent subsequent to Closing but prior to March 1, 2004. If any of the aforesaid tenants commences to pay full rental following the Closing but prior to the date for which a Credit was calculated as a closing proration, Purchaser shall pay to Seller the portion of the Credit(s) from the earlier date the tenant commenced paying full rental and the date used to calculate the Credit. For purposes of this Section 8.1.3(b), the term "Cut Off Date" shall mean six (6) months from the date that the payment of full rent was scheduled to commence for each applicable lease as recited above. The obligations of each party pursuant to this SECTION 8.1.3(b) shall expressly survive a Closing hereunder, and such obligations shall be fulfilled on or prior to the final adjustment after closing referenced in SECTION 8.4 below.

                      (c) Without limiting the generality of the requirements of SECTION 8.1.3(a)(B) above, if the final reconciliation or determination of operating expenses and/or taxes due under the Leases shows that a net amount is owed by Seller to Purchaser, said amount shall be paid by Seller to Purchaser within ten business days of such final determination under the Leases. If the final determination of operating expenses and/or taxes due under the Leases shows that a net amount is owed by Purchaser to Seller, Purchaser shall, within ten business days of such final determination, remit said amount to Seller to the extent monies have been received by Purchaser from the tenant(s) in question. Purchaser agrees to receive and hold any monies received on account of such past due expenses and/or taxes in trust for Seller and to pay same promptly to Seller as aforesaid. The provisions of this SECTION 8.1.3(c) shall survive the Closing.

       8.2 LEASING COSTS. Seller agrees to pay or discharge at or prior to Closing all leasing commissions, costs for tenant improvements, lease buyout costs, moving allowances, design allowances, legal fees and other costs, expenses and allowances incurred or accrued in order to induce a tenant to enter into a Lease or Lease renewal or extension or to induce a licensee to enter into a License Agreement (collectively, "LEASING COSTS") that are due and payable prior to Closing with respect to Leases and License Agreements in force as of or prior to the Effective Date; provided, however, that Seller shall have no obligation to pay, and as of Closing Purchaser shall assume the obligation to pay, all Leasing Costs payable with respect to any option to renew or option to expand that has not been exercised prior to the Effective Date, which obligation shall survive the Closing. Additionally, as of Closing, Purchaser shall assume Seller's obligations for (a) Leasing Costs that are due and payable after Closing with respect to Leases and License Agreements in force as of or prior to the Effective Date, and (b) Leasing Costs incurred with respect to Leases and Lease renewals and extensions and License Agreements and License Agreement renewals and extensions executed subsequent to the Effective Date.

       8.3 CLOSING COSTS. Closing costs shall be allocated between Seller and Purchaser in accordance with SECTION 1.2.

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 19

       8.4 FINAL ADJUSTMENT AFTER CLOSING. If final bills are not available or cannot be issued prior to Closing for any item being prorated under SECTION 8.1, then Purchaser and Seller agree to allocate such items on a fair and equitable basis as soon as such bills are available, final adjustment to be made as soon as reasonably possible after the Closing. Payments in connection with the final adjustment shall be due within 30 days of written notice. All such rights and obligations shall survive the Closing.

       8.5 TENANT DEPOSITS. All tenant and licensee security deposits collected and not applied by Seller (and interest thereon if required by law or contract) shall be transferred or credited to Purchaser at Closing. As of the Closing, Purchaser shall assume Seller's obligations related to tenant and licensee security deposits, but only to the extent they are credited or transferred to Purchaser.

       8.6 COMMISSIONS. Seller shall be responsible to Broker for a real estate sales commission at Closing (but only in the event of a Closing in strict accordance with this Agreement) in accordance with a separate agreement between Seller and Broker. Broker may share its commission with any other licensed broker involved in this transaction, but the payment of the commission by Seller to Broker shall fully satisfy any obligations of Seller to pay a commission hereunder. Under no circumstances shall Seller owe a commission or other compensation directly to any other broker, agent or person. Any cooperating broker shall not be an affiliate, subsidiary or related in any way to Purchaser. Other than as stated above in this SECTION 8.6, Seller and Purchaser each represent and warrant to the other that no real estate brokerage commission is payable to any person or entity in connection with the transaction contemplated hereby, and each agrees to and does hereby indemnify and hold the other harmless against the payment of any commission to any other person or entity claiming by, through or under Seller or Purchaser, as applicable. This indemnification shall extend to any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees and litigation costs) arising as a result of such claims and shall survive the Closing.

       8.7 PCR/PROPERTY REPAIRS CREDIT. Purchaser acknowledges its receipt and acceptance of the terms and conditions of the certain Property Condition Report prepared by National Planning & Zoning Consulting Service updated April 18, 2002 with respect to the Property, PZR Site number 10808, and acknowledges that it shall receive at Closing Credits of $8,000.00 for wood replacement, $220,150.00 for roof replacement and $9,850.00 for sealing and striping the parking lot in consideration for its acceptance of the aforesaid Report and its waiver of rights to terminate this Agreement as a result of any additional physical inspections of the Property.

                                    ARTICLE 9
                         REPRESENTATIONS AND WARRANTIES

       9.1 SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Purchaser that:

              9.1.1 ORGANIZATION AND AUTHORITY. Seller has been duly organized, is validly existing, and is in good standing in the state in which it was formed. Seller has the full right and authority and has obtained any and all consents required to enter into this Agreement and to

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 20 consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and executed and constitute, or will constitute, as appropriate, the valid and binding obligation of Seller, enforceable in accordance with their terms.

              9.1.2 CONFLICTS AND PENDING ACTIONS. There is no agreement to which Seller is a party or, to Seller's knowledge, that is binding on Seller which is in conflict with this Agreement. To Seller's knowledge, there is no action or proceeding pending or threatened against Seller or relating to the Property, which challenges or impairs Seller's ability to execute or perform its obligations under this Agreement.

              9.1.3 TENANT LEASES. As of the Effective Date, EXHIBIT H lists all tenants of the Property and the Lease Files include leases and amendments. The Lease Files are true, correct, and complete as to the matters in Seller's possession. To Seller's knowledge, except as disclosed on the Lease Files, no tenant is in default, except as reflected therein, all tenants are in possession and paying rent, and no concessions are required to be paid to tenants following Closing. Seller has received no written notice from any tenant claiming default by Seller or requesting rent concessions, offset, or abatement.

              9.1.4 SERVICE CONTRACTS AND LICENSE AGREEMENTS. To Seller's knowledge, the list of Service Contracts and License Agreements to be delivered to Purchaser pursuant to this Agreement will be correct and complete as of the date of its delivery.

              9.1.5 NOTICES FROM GOVERNMENTAL AUTHORITIES. To Seller's knowledge, Seller has not received from any governmental authority written notice of any material violation of any laws applicable (or alleged to be applicable) to the Real Property, or any part thereof, that has not been corrected, except as may be reflected by the Property Documents or otherwise disclosed in writing to Purchaser nor has Seller received notice from any governmental authority stating that the Real Property would be subject to a special assessment except as may be included in the Property Documents or Title Commitment.

              9.1.6 CONDEMNATION. To Seller's knowledge, no condemnation or similar proceedings have been instituted or threatened against the Land or any part thereof, and Seller has not received notice of any such proceedings.

              9.1.7 FINANCIAL COVENANT. For a period of not less than six months following closing, Seller will maintain a net worth of not less than $250,000.00.

              9.1.8 NOTICES OF ENVIRONMENTAL LIENS OR VIOLATIONS. To Seller's knowledge, Seller has not received from any governmental authority written notice of any violation of any applicable environmental laws (or alleged to be applicable) or environmental liens relating to the Real Property, or any part thereof, except as may be reflected by the Property Documents or otherwise disclosed in writing to Purchaser.

       9.2 PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser represents and warrants to Seller that:

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 21

              9.2.1 ORGANIZATION AND AUTHORITY. Purchaser has been duly organized and is validly existing as a corporation in good standing in the State of Illinois and is qualified to do business in the state in which the Real Property is located. Purchaser has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Purchaser at the Closing will be, authorized and properly executed and constitute, or will constitute, as appropriate, the valid and binding obligation of Purchaser, enforceable in accordance with their terms.

              9.2.2 CONFLICTS AND PENDING ACTION. There is no agreement to which Purchaser is a party or to Purchaser's knowledge binding on Purchaser which is in conflict with this Agreement. There is no action or proceeding pending or, to Purchaser's knowledge, threatened against Purchaser which challenges or impairs Purchaser's ability to execute or perform its obligations under this Agreement.

              9.2.3 ERISA. Purchaser is not an employee benefit plan (a "PLAN") subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "CODE"), assets of a Plan are not being used to acquire the Property, Purchaser is not a "party in interest" (as that term is defined in Section 3(14) of ERISA) with respect to any Plan that is an investor in Seller, and Purchaser's acquisition of the Property will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

              9.2.4 PROHIBITED PERSONS AND TRANSACTIONS. Neither Purchaser nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities.

              9.2.5 NO FINANCING CONTINGENCY. Purchaser represents and warrants, and confirms, to Seller that its obligations hereunder are expressly not contingent upon the securing of financing in order to consummate the transaction contemplated hereby within the time frames specified herein. Purchaser further warrants that it has cash sufficient to consummate the transaction contemplated hereby. Therefore, Purchaser has no rights to either terminate this Agreement as a result of financing contingency or to extend the date of Closing as a result of its need to comply with the requirements of a loan or equity source.

       9.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement are made as of the Effective Date and are remade as of the Closing Date and shall not be deemed to be merged into or waived by the instruments of Closing, but shall survive the Closing for a period of nine months (the "SURVIVAL PERIOD"). Terms such as "TO SELLER'S KNOWLEDGE," "TO THE BEST OF SELLER'S KNOWLEDGE" or like phrases mean the actual

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 22 present and conscious awareness or knowledge of Michael Wenaas ("SELLER'S REPRESENTATIVES"), without any duty of inquiry or investigation; provided that so qualifying Seller's knowledge shall in no event give rise to any personal liability on the part of Seller's Representatives, or any of them, or any other officer or employee of Seller, on account of any breach of any representation or warranty made by Seller herein. Said terms do not include constructive knowledge, imputed knowledge, or knowledge Seller or such persons do not have but could have obtained through further investigation or inquiry. No broker, agent, or party other than Seller is authorized to make any representation or warranty for or on behalf of Seller. Each party shall have the right to bring an action against the other on the breach of a representation or warranty hereunder, but only on the following conditions: (a) the party bringing the action for breach first learns of the breach after Closing, and (b) neither party shall have the right to bring a cause of action for a breach of a representation or warranty unless the damage to such party on account of such breach (individually or when combined with damages from other breaches) equals or exceeds $10,000.00. Neither party shall have any liability after Closing for the breach of a representation or warranty hereunder of which the other party hereto had knowledge as of Closing. Notwithstanding any other provision of this Agreement, any agreement contemplated by this Agreement, or any rights which Purchaser might otherwise have at law, equity, or by statute, whether based on contract or some other claim, Purchaser agrees that any liability of Seller to Purchaser will be limited to $500,000.00. The provisions of this SECTION 9.3 shall survive the Closing. Any breach of a representation or warranty that occurs prior to Closing shall be governed by ARTICLE 10.

                                   ARTICLE 10
                              DEFAULT AND REMEDIES

       10.1 SELLER'S REMEDIES. If Purchaser fails to consummate the purchase of the Property pursuant to this Agreement as a result of Purchaser's default hereunder, Seller shall be entitled, as its sole remedy, to terminate this Agreement and recover the Earnest Money as liquidated damages and not as penalty, in full satisfaction of claims against Purchaser hereunder. Seller and Purchaser agree that Seller's damages resulting from Purchaser's failure to consummate the purchase of the Property are difficult, if not impossible, to determine and the Earnest Money is a fair estimate of those damages, which has been agreed to in an effort to cause the amount of such damages to be certain. If Purchaser defaults on its obligations hereunder at or prior to Closing other than failing to consummate the purchase of the Property pursuant to this Agreement, or if prior to Closing any one or more of Purchaser's representations or warranties are breached in any material respect, and such default or breach is not cured by the earlier of the third (3rd) business day after written notice thereof from Seller or the Closing Date (except no notice or cure period shall apply if Purchaser fails to consummate the purchase of the Property hereunder), then INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, shall be liable to Seller for any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including fees, costs and expenses of attorneys, consultants, contractors, experts and laboratories), of any and every kind of character, contingent or otherwise, matured or unmatured, known or unknown, forseeable or unforeseeable, whether or not ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement as a result of such default. Notwithstanding anything in this SECTION 10.1 or in EXHIBIT I to the contrary, in the event of Purchaser's default or a termination of this Agreement, Seller shall have all remedies

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 23 available at law or in equity in the event Purchaser or any party related to or affiliated with Purchaser is asserting any claims or right to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property, and in said event Seller shall not be required to submit such matter to arbitration as contemplated by EXHIBIT I. If Closing is consummated, Seller shall have all remedies available at law or in equity in the event Purchaser fails to perform any obligation of Purchaser under this Agreement not cured by Purchaser within three (3) business days after written notice from Seller to Purchaser of the breach of the Obligation. The obligations of Inland Real Estate Acquisitions, Inc. set forth in this SECTION 10.1 shall be an obligation of Inland Real Estate Acquisitions, Inc., which expressly survive Closing hereunder.

       10.2 PURCHASER'S REMEDIES. If Seller fails to consummate the sale of the Property pursuant to this Agreement or otherwise defaults on its obligations hereunder at or prior to Closing for any reason except failure by Purchaser to perform hereunder, or if prior to Closing any one or more of Seller's representations or warranties are breached in any material respect, and such default or breach is not cured by the earlier of the third (3rd) business day after written notice thereof from Purchaser or the Closing Date (Purchaser hereby agreeing to give such written notice to Seller within five business days after Purchaser first learns of any such default or breach by Seller, except no notice or cure period shall apply if Seller fails to consummate the sale of the Property hereunder), Purchaser shall elect, as its sole remedy, either to (a) terminate this Agreement by giving Seller timely written notice of such election prior to or at Closing and recover the Earnest Money, (b) enforce specific performance to consummate the sale of the Property hereunder, or (c) waive said failure or breach and proceed to Closing without any reduction in the Purchase Price. Notwithstanding anything herein to the contrary, Purchaser shall be deemed to have elected to terminate this Agreement if Purchaser fails to deliver to Seller written notice of its intent to file a claim or assert a cause of action for specific performance against Seller on or before thirty business days following the scheduled Closing Date or, having given such notice, fails to commence an arbitration resolution of the dispute in accordance with the requirements hereof following the scheduled Closing Date. Purchaser's remedies shall be limited to those described in this SECTION 10.2 and SECTIONS 10.3 and
10.4 hereof. IN NO EVENT SHALL SELLER'S DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF HAVE ANY LIABILITY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON CONTRACT, COMMON LAW, STATUTE, EQUITY OR OTHERWISE.

       10.3 ATTORNEYS' FEES. In the event either party hereto employs an attorney in connection with claims by one party against the other arising from the operation of this Agreement, the non-prevailing party shall pay the prevailing party all reasonable fees and expenses, including attorneys' fees, incurred in connection with such claims.

       10.4 OTHER EXPENSES. If this Agreement is terminated due to the default of a party, then the defaulting party shall pay any fees or charges due to Escrow Agent for holding the Earnest Money as well as any escrow cancellation fees or charges and any fees or charges due to the Title Company for preparation and/or cancellation of the Title Commitment.

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 24

                                   ARTICLE 11
                       DISCLAIMERS. RELEASE AND INDEMNITY

       11.1 DISCLAIMERS BY SELLER. Except as expressly set forth in this Agreement, it is understood and agreed that Seller and Seller's agents or employees have not at any time made and are not now making, and they specifically disclaim, any warranties, representations or guaranties of any kind or character, express or implied, with respect to the Property, including, but not limited to, warranties, representations or guaranties as to (a) matters of title (other than Seller's special warranty of title to be contained in the Deed), (b) environmental matters relating to the Property or any portion thereof, including, without limitation, the presence of Hazardous Materials in, on, under or in the vicinity of the Property, (c) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water, and geologic faults and the resulting damage of past and/or future faulting, (d) whether, and to the extent to which the Property or any portion thereof is affected by any stream (surface or underground), body of water, wetlands, flood prone area, flood plain, floodway or special flood hazard, (e) drainage, (f) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (g) the presence of endangered species or any environmentally sensitive or protected areas, (h) zoning or building entitlements to which the Property or any portion thereof may be subject, (i) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric, (j) usages of adjoining property, (k) access to the Property or any portion thereof, (l) the value, compliance with the plans and specifications, size, location, age, use, design, quality, description, suitability, structural integrity, operation, title to, or physical or financial condition of the Property or any portion thereof, or any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Property or any part thereof, (m) the condition or use of the Property or compliance of the Property with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire or zoning ordinances, codes or other similar laws, (n) the existence or non-existence of underground storage tanks, surface impoundments, or landfills, (o) any other matter affecting the stability and integrity of the Property, (p) the potential for further development of the Property, (q) the merchantability of the Property or fitness of the Property for any particular purpose, (r) the truth, accuracy or completeness of the Property Documents, (s) tax consequences, or (t) any other matter or thing with respect to the Property.

       11.2 SALE "AS IS, WHERE IS". Purchaser acknowledges and agrees that upon Closing, Seller shall sell and convey to Purchaser and Purchaser shall accept the Property "AS IS, WHERE IS, WITH ALL FAULTS," except to the extent expressly provided otherwise in this Agreement and any document executed by Seller and delivered to Purchaser at Closing. Except as expressly set forth in this Agreement, Purchaser has not relied and will not rely on, and Seller has not made and is not liable for or bound by, any express or implied warranties, guarantees, statements, representations or information pertaining to the Property or relating thereto (including specifically, without limitation, Property information packages distributed with respect to the Property) made or furnished by Seller, or any property manager, real estate broker, agent or third party representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing. Purchaser represents that it is a knowledgeable, experienced and sophisticated purchaser of real estate and that, except as expressly set forth in

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 25 this Agreement, it is relying solely on its own expertise and that of Purchaser's consultants in purchasing the Property and shall make an independent verification of the accuracy of any documents and information provided by Seller. Purchaser will conduct such inspections and investigations of the Property as Purchaser deems necessary, including, but not limited to, the physical and environmental conditions thereof, and shall rely upon same. By failing to terminate this Agreement prior to the expiration of the Inspection Period, Purchaser acknowledges that Seller has afforded Purchaser a full opportunity to conduct such investigations of the Property as Purchaser deemed necessary to satisfy itself as to the condition of the Property and the existence or non-existence or curative action to be taken with respect to any Hazardous Materials on or discharged from the Property, and will rely solely upon same and not upon any information provided by or on behalf of Seller or its agents or employees with respect thereto, other than such representations, warranties and covenants of Seller as are expressly set forth in this Agreement. Upon Closing, Purchaser shall assume the risk that adverse matters, including, but not limited to, adverse physical or construction defects or adverse environmental, health or safety conditions, may not have been revealed by Purchaser's inspections and investigations. Purchaser hereby represents and warrants to Seller that: (a) Purchaser is represented by legal counsel in connection with the transaction contemplated by this Agreement; and (b) Purchaser is purchasing the Property for business, commercial, investment or other similar purpose and not for use as Purchaser's residence. Purchaser waives any and all rights or remedies it may have or be entitled to, deriving from disparity in size or from any significant disparate bargaining position in relation to Seller.

       11.3 SELLER RELEASED FROM LIABILITY. Purchaser acknowledges that it will have the opportunity to inspect the Property during the Inspection Period, and during such period, observe its physical characteristics and existing conditions and the opportunity to conduct such investigation and study on and of the Property and adjacent areas as Purchaser deems necessary, and Purchaser hereby FOREVER RELEASES AND DISCHARGES Seller from all responsibility and liability, including without limitation, liabilities under the Comprehensive Environmental Response, Compensation and Liability Act Of 1980 (42 U.S.C. Sections 9601 et seq.), as amended ("CERCLA"), regarding the condition, valuation, salability or utility of the Property, or its suitability for any purpose whatsoever (including, but not limited to, with respect to the presence in the soil, air, structures and surface and subsurface waters, of Hazardous Materials or other materials or substances that have been or may in the future be determined to be toxic, hazardous, undesirable or subject to regulation and that may need to be specially treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines, and any structural and geologic conditions, subsurface soil and water conditions and solid and hazardous waste and Hazardous Materials on, under, adjacent to or otherwise affecting the Property). Purchaser further hereby WAIVES (and by Closing this transaction will be deemed to have WAIVED) any and all objections and complaints (including, but not limited to, federal, state and local statutory and common law based actions, and any private right of action under any federal, state or local laws, regulations or guidelines to which the Property is or may be subject, including, but not limited to, CERCLA) concerning the physical characteristics and any existing conditions of the Property. Purchaser further hereby assumes the risk of changes in applicable laws and regulations relating to past, present and future environmental conditions on the Property and the risk that adverse physical characteristics and conditions, including, without limitation, the presence of Hazardous Materials or other contaminants, may not have been revealed by its investigation. Notwithstanding the foregoing,

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 26

Purchaser is not assuming responsibility for any environmental condition which occurred during the term of Seller's ownership of which Seller had actual knowledge and failed to disclose to Purchaser either through the terms and provisions of this Agreement or through the Environmental Reports which Purchaser was provided and/or obtained in the course of its due diligence.

       11.4 "HAZARDOUS MATERIALS" DEFINED. For purposes hereof, "HAZARDOUS MATERIALS" means "Hazardous Material," "Hazardous Substance," "Pollutant or Contaminant," and "Petroleum" and "Natural Gas Liquids," as those terms are defined or used in Section 101 of CERCLA, and any other substances regulated because of their effect or potential effect on public health and the environment, including, without limitation, PCBs, lead paint, asbestos, urea formaldehyde, radioactive materials, putrescible materials, and infectious materials.

       11.5 INDEMNITY. Purchaser agrees to indemnify, defend and hold Seller harmless of and from any and all liabilities, claims, demands, and expenses of any kind or nature which arise or accrue after Closing and which are in any way related to the ownership, maintenance, or operation of the Property by Purchaser and its successors and assigns, including, without limitation, in connection with Hazardous Materials.

       11.6 SURVIVAL. The terms and conditions of this ARTICLE 11 shall expressly survive the Closing, not merge with the provisions of any closing documents and shall be incorporated into the Deed.

       Purchaser acknowledges and agrees that the disclaimers and other agreements set forth herein are an integral part of this Agreement and that Seller would not have agreed to sell the Property to Purchaser for the Purchase Price without the disclaimers and other agreements set forth above.

                                   ARTICLE 12
                                  MISCELLANEOUS

       12.1 PARTIES BOUND: ASSIGNMENT. This Agreement, and the terms, covenants, and conditions herein contained, shall inure to the benefit of and be binding upon the heirs, personal representatives, successors, and assigns of each of the parties hereto. Purchaser may assign its rights under this Agreement upon the following conditions: (a) the assignee of Purchaser must be an entity controlling, controlled by, or under common control with Purchaser, (b) all of the Earnest Money must have been delivered in accordance herewith, (c) the Inspection Period shall be deemed to have ended, (d) the assignee of Purchaser shall assume all obligations of Purchaser hereunder, but Purchaser shall remain primarily liable for the performance of Purchaser's obligations, including, without limitation, all matters under SECTION 10.1 above, (e) a copy of the fully executed written assignment and assumption agreement shall be delivered to Seller at least ten days prior to Closing, and (f) the requirements in SECTION
12.17 are satisfied.

       12.2 HEADINGS. The article, section, subsection, paragraph and/or other headings of this Agreement are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof.

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 27

       12.3 INVALIDITY AND WAIVER. If any portion of this Agreement is held invalid or inoperative, then so far as is reasonable and possible the remainder of this Agreement shall be deemed valid and operative, and, to the greatest extent legally possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The failure by either party to enforce against the other any term or provision of this Agreement shall not be deemed to be a waiver of such party's right to enforce against the other party the same or any other such term or provision in the future.

       12.4 GOVERNING LAW. This Agreement shall, in all respects, be governed, construed, applied, and enforced in accordance with the law of the state in which the Real Property is located.

       12.5 SURVIVAL. The provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing (other than any unfulfilled closing conditions which have been waived or deemed waived by the other party) shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

       12.6 ENTIRETY AND AMENDMENTS. This Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings relating to the Property. This Agreement may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought. All Exhibits attached hereto are incorporated herein by this reference for all purposes.

       12.7   TIME. Time is of the essence in the performance of this Agreement.

       12.8 CONFIDENTIALITY. Purchaser shall make no public announcement or disclosure of any information related to this Agreement to outside brokers or third parties, before or after the Closing, without the prior written specific consent of Seller; provided, however, that Purchaser may, subject to the provisions of SECTION 4.7, make disclosure of this Agreement to its Permitted Outside Parties as necessary to perform its obligations hereunder and as may be required under laws or regulations applicable to Purchaser. Following the Closing, Purchaser may make a public announcement or disclosure so long as such public announcement or disclosure to parties other than the Permitted Outside Parties does not disclose the Purchase Price paid or other financial terms.

       12.9 NO ELECTRONIC TRANSACTIONS. The parties hereby acknowledge and agree this Agreement shall not be executed, entered into, altered, amended or modified by electronic means. Without limiting the generality of the foregoing, the parties hereby agree the transactions contemplated by this Agreement shall not be conducted by electronic means, except as specifically set forth in the "Notices" section of this Agreement.

       12.10 NOTICES. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the addresses set forth in SECTION
1.3. Any such notices shall, unless otherwise provided herein, be given or served (a) by depositing the same in the United States mail, postage paid, certified and addressed to the party to be notified, with return receipt requested, (b) by overnight delivery using a nationally recognized overnight courier, (c) by

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 28 personal delivery, (d) by facsimile transmission during normal business hours with a confirmation copy delivered by another method permitted under this
SECTION 12.10, or (e) by electronic mail addressed to the electronic mail address set forth in SECTION 1.3 for the party to be notified with a confirmation copy delivered by another method permitted under this SECTION
12.10. Notice given in accordance herewith for all permitted forms of notice other than by electronic mail, shall be effective upon the earlier to occur of actual delivery to the address of the addressee or refusal of receipt by the addressee. Notice given by electronic mail in accordance herewith shall be effective upon the entrance of such electronic mail into the information processing system designated by the recipient's electronic mail address. Except for facsimile and electronic mail notices as described above, no notice hereunder shall be effective if sent or delivered by electronic means. In no event shall this Agreement be altered, amended or modified by electronic mail or electronic record. A party's address may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice. Notices given by counsel to the Purchaser shall be deemed given by Purchaser and notices given by counsel to the Seller shall be deemed given by Seller.

       12.11 CONSTRUCTION. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and agree that the normal rule of construction - to the effect that any ambiguities are to be resolved against the drafting party - shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

       12.12 CALCULATION OF TIME PERIODS. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday for national banks in the location where the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. The last day of any period of time described herein shall be deemed to end at 5:00 p.m. local time in the state in which the Real Property is located.

       12.13 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts of the signature pages, provided that executed originals thereof are forwarded to the other party on the same day by any of the delivery methods set forth in SECTION 12.9 other than facsimile.

       12.14 NO RECORDATION. Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum or affidavit by Purchaser without the prior written consent of Seller shall constitute a default hereunder by Purchaser, whereupon Seller shall have the remedies set forth in SECTION 10.1 hereof. In addition to any such remedies, Purchaser shall be obligated to execute an instrument in recordable form releasing this Agreement or memorandum or affidavit, and Purchaser's obligations pursuant to this SECTION 12.14 shall survive any termination of this Agreement as a surviving obligation.

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 29

       12.15 FURTHER ASSURANCES. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by either party at Closing, each party agrees to perform, execute and deliver, but without any obligation to incur any additional liability or expense, on or after the Closing any further deliveries and assurances as may be reasonably necessary to consummate the transactions contemplated hereby or to further perfect the conveyance, transfer and assignment of the Property to Purchaser.

       12.16 DISCHARGE OF OBLIGATIONS. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

       12.17 ERISA. Under no circumstances shall Purchaser have the right to assign this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller's sale of the Property to such person or entity would, in the reasonable opinion of Seller's ERISA advisors or consultants, create or otherwise cause a "prohibited transaction" under ERISA. In the event Purchaser assigns this Agreement or transfers any ownership interest in Purchaser, and such assignment or transfer would make the consummation of the transaction hereunder a "prohibited transaction" under ERISA and necessitate the termination of this Agreement then, notwithstanding any contrary provision which may be contained herein, Seller shall have the right to terminate this Agreement.

       12.18 NO THIRD PARTY BENEFICIARY. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing, except that a tenant of the Property may enforce Purchaser's indemnity obligation under SECTION 4.10 hereof.

       12.19 REPORTING PERSON. Purchaser and Seller hereby designate the Title Company as the "reporting person" pursuant to the provisions of Section 6045(e) of the Internal Revenue Code of 1986, as amended.

       12.20 MANDATORY ARBITRATION. The parties have agreed to submit disputes to mandatory arbitration in accordance with the provisions of EXHIBIT I attached hereto and made a part hereof for all purposes. Each of Seller and Purchaser waives the right to commence an action in connection with this Agreement in any court and expressly agrees to be bound by the decision of the arbitrators determined in EXHIBIT I attached hereto. The waiver of this SECTION 12.20 will not prevent Seller or Purchaser from commencing an action in any court for the sole purposes of enforcing the obligation of the other party to submit to binding arbitration or the enforcement of an award granted by arbitration herein or as expressly permitted by SECTION 10.1 hereof.

       12.21 LIKE-KIND EXCHANGE. Purchaser may consummate the purchase of the Property as part of a so-called like-kind exchange (the "EXCHANGE") pursuant to
Section 1031 of the Internal Revenue Code of 1986, as amended, provided that (a) Purchaser shall notify Seller in writing no

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 30 later than ten days before Closing that it intends to consummate this transaction as part of an Exchange, and shall provide with such notice all material information relating to the parties and properties to the Exchange; (b) all costs, fees, and expenses attendant to the Exchange shall be the sole responsibility of Purchaser, and Purchaser shall indemnify and hold harmless Seller from and against any such costs, fees, and expenses; (c) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Purchaser's obligations and covenants under this Agreement; and (d) Seller shall not be required to acquire or hold title to any real property other than the Property for purposes of consummating the Exchange. Purchaser agrees to defend, indemnify and hold Seller harmless from any liability, damages, or costs, including (without limitation) reasonable attorneys' fees, that may result from Seller's acquiescence to the Exchange. Seller shall not, by this Agreement or acquiescence to the Exchange, (1) have its rights under this Agreement, including (without limitation) those that survive Closing, affected or diminished in any manner or (2) be responsible for compliance with or be deemed to have warranted to Purchaser that the Exchange in fact complies with Section 1031 of the Internal Revenue Code of 1986, as amended. The terms of this Section shall survive Closing.

       12.22 POST-CLOSING AUDIT. Seller acknowledges that subsequent to Closing, Purchaser desires to conduct an audit of operating records for the Property for the calendar year ended on December 31 immediately prior to the Closing or if Closing occurs in calendar year 2003 for the portion of calendar 2002 that the Seller owned the Property. Seller agrees to reasonably cooperate with Purchaser, without incurring additional costs, and make available for review such Property Information not previously provided to Purchaser that is necessary for such audit, to the extent such Property Information in the possession of Seller or its property management company. Prior to Closing, Purchaser shall provide to Seller the list of information Purchaser will need in order to accomplish such audit.

                    [SIGNATURE PAGES AND EXHIBITS TO FOLLOW]

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 31

                         SIGNATURE PAGE TO AGREEMENT OF
                                PURCHASE AND SALE
                                 BY AND BETWEEN
                         CH REALTY II/NORTH RANCH, L.P.
                                       AND
                      INLAND REAL ESTATE ACQUISITIONS, INC.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below.

                                     SELLER:

                                     CH REALTY II/NORTH RANCH, L.P.,
                                     a Delaware limited partnership

                                     By: CH Realty II/Retail GP, L.L.C.,
                                         a Delaware limited liability company,
                                         its General Partner

                                         By: Crow Holdings Managers, L.L.C.,
                                             a Texas limited liability company,
                                             its Manager


Date executed by Seller                      By:  /s/ Robert A. McClain
                                                -----------------------------
       12-17-03                              Name:  Robert A. McClain
-----------------------                           ---------------------------
                                             Title:  Vice President
                                                   --------------------------


                                     PURCHASER:

                                     INLAND REAL ESTATE ACQUISITIONS, INC.,
                                     an Illinois corporation


Date executed by Purchaser           By:  /s/ Joseph Cosenza
                                        ----------------------------------------
Dec 16, 2003                         Name:     JOSEPH COSENZA
-------------                             --------------------------------------
                                     Title:    PRESIDENT
                                           -------------------------------------

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 32

LIST OF EXHIBITS

A      -    Legal Description of Real Property

B      -    Special Warranty Deed

C-1    -    Bill of Sale, Assignment and Assumption of Contracts

C-2    -    Assignment and Assumption of Leases

D      -    FIRPTA Certificate

E      -    ERISA Letter

F      -    Notice to Tenants

G-1    -    Tenant Estoppel Certificate

G-2    -    Declaration Estoppel

H      -    List of Tenants

I      -    Mandatory Arbitration

J      -    Required Endorsements

PURCHASE AND SALE AGREEMENT -North Ranch Pavilions, Thousand Oaks, California - Page 33

                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCEL A

Parcels 3 through 6, inclusive, as shown on a Parcel Map LD-591, in the City of Thousand Oaks, County of Ventura, State of California, filed May 21, 1990 in Book 50, Pages 1 and 2 of Parcel Maps in the Office of the county Recorder of said county.

Except all oil, gas and other hydrocarbon substances lying within and under that portion of said land lying below a dept of 500 feet measured vertically from the surface of said land, without, however, any right to enter upon the surface of said land nor into that portion of the subsurface thereof lying above a depth of 500 feet measured vertically from said surface.

PARCEL B

Lot 162 of Tract 3507-3 in the City of Thousand Oaks, County of Ventura, State of California, as per map recorded in Book 96, Pages 77 to 85 inclusive of maps, in the Office of the County Recorder of said county.

Except all oil, gas and other hydrocarbon substances lying within and under that portion of said land lying below a dept of 500 feet measured vertically from the surface of said land, without, however, any right to enter upon the surface of said land nor into that portion of the subsurface thereof lying above a depth of 500 feet measured vertically from said surface.

PARCEL C

Those interests retained for ingress and egress and specifically described as Strips "A", "B" and "C" as contained in that certain map filed May 21, 1990 in Book 50, Pages 1 and 2 of Parcel Maps in the Office of the County Recorder of said county.

EXHIBIT A, Legal Description - Page 1

[THIS FORM WOULD BE TAILORED TO CALIFORNIA BUT IS REPRESENTATIVE OF FORM]


                                    EXHIBIT B

                              SPECIAL WARRANTY DEED

THE STATE OF _________     Section
                           Section               KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ___________      Section

       ________________________, a _____________________ ("GRANTOR"), for and in
consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD, and CONVEYED and by these presents does GRANT, BARGAIN, SELL, and CONVEY unto __________________, a __________________ ("GRANTEE") the tract or parcel of land in __________ County, ____________, described in EXHIBIT A, together with all rights, titles, and interests appurtenant thereto including, without limitation, Grantor's interest, if any, in any and all adjacent streets, alleys, rights of way and any adjacent strips and gores (such land and interests are hereinafter collectively referred to as the "PROPERTY").

       This Special Warranty Deed and the conveyance hereinabove set forth is executed by Grantor and accepted by Grantee subject to all easements, restrictions, reservations and covenants now of record and further subject to all matters that a current, accurate survey of the Property would show [WILL ADD SPECIFIC REFERENCE ONCE SURVEY IS IDENTIFIED], together with the matters described in EXHIBIT B attached hereto and incorporated herein by this reference, to the extent the same are validly existing and applicable to the Property (hereinafter referred to collectively as the "PERMITTED EXCEPTIONS").

       Grantee acknowledges that Grantee has independently and personally inspected the Property. The Property is hereby conveyed to and accepted by Grantee in its present condition, "AS IS, WITH ALL FAULTS, AND WITHOUT ANY WARRANTY WHATSOEVER, EXPRESS OR IMPLIED." Notwithstanding anything contained herein to the contrary, it is understood and agreed that Grantor and Grantor's agents or employees have never made and are not now making, and they specifically disclaim, any warranties, representations or guaranties of any kind or character, express or implied, oral or written, with respect to the Property, including, but not limited to, warranties, representations or guaranties as to
(a) matters of title (other than Grantor's warranty of title set forth herein),
(b) environmental matters relating to the Property or any portion thereof, including, without limitation, the presence of Hazardous Materials (as defined in the purchase and sale agreement, the "SALE AGREEMENT" between Grantor and Grantee) in, on, under or in the vicinity of the Property, (c) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water, and geologic faults and the resulting damage of past and/or future faulting, (d) whether, and to the extent to which the Property or any portion thereof is affected by any stream (surface or underground), body of water, wetlands, flood prone area, flood plain, floodway or special flood hazard, (e) drainage, (f) soil conditions, including the

EXHIBIT B, Special Warranty Deed - Page 1 existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (g) the presence of endangered species or any environmentally sensitive or protected areas, (h) zoning or building entitlements to which the Property or any portion thereof may be subject, (i) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric, (j) usages of adjoining property, (k) access to the Property or any portion thereof, (l) the value, compliance with the plans and specifications, size, location, age, use, design, quality, description, suitability, structural integrity, operation, title to, or physical or financial condition of the Property or any portion thereof, or any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Property or any part thereof, (m) the condition or use of the Property or compliance of the Property with any or all Regulation federal, state or local ordinances, rules, regulations or laws, building, fire or zoning ordinances, codes or other similar laws, (n) the existence or non-existence of underground storage tanks, surface impoundments, or landfills, (o) any other matter affecting the stability and integrity of the Property, (p) the potential for further development of the Property, (q) the merchantability of the Property or fitness of the Property for any particular purpose, (r) the truth, accuracy or completeness of the Property Documents, (s) tax consequences, or (t) any other matter or thing with respect to the Property other than as set forth in the Sale Agreement and subject to the limitations set forth therein. EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN THE SALE AGREEMENT, GRANTOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND TO GRANTEE, INCLUDING, WITHOUT LIMITATION, THE PHYSICAL CONDITION OF THE PROPERTY, OR THEIR SUITABILITY FOR ANY PARTICULAR PURPOSE OR OF MERCHANTABILITY. GRANTEE IS RELYING ON ITS INVESTIGATIONS OF THE PROPERTY IN DETERMINING WHETHER TO ACQUIRE IT. THE PROVISIONS OF THIS PARAGRAPH ARE A MATERIAL PART OF THE CONSIDERATION FOR GRANTOR EXECUTING THIS SPECIAL WARRANTY DEED, AND SHALL SURVIVE CLOSING.

       TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the title to the Property unto the said Grantee, its successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Grantor but not otherwise, subject to the Permitted Exceptions.

       Grantee's address is: ________________________.

       EXECUTED as of ________________________, 200__.


                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------

EXHIBIT B, Special Warranty Deed - Page 2

THE STATE OF ____________           Section
                                    Section
COUNTY OF _________________         Section

       This instrument was acknowledged before me on _______________, 200___, by __________________, ______________ of __________________, a ___________________,
on behalf of said _____________________.


                                      Notary Public, State of __________________

EXHIBIT B, Special Warranty Deed - Page 3

                                    EXHIBIT A

                          [Description of the Property]

EXHIBIT B, Special Warranty Deed - Page 4

                                    EXHIBIT B

                             [Permitted Exceptions]

EXHIBIT B, Special Warranty Deed - Page 5

[THIS FORM WOULD BE TAILORED TO CALIFORNIA BUT IS REPRESENTATIVE OF FORM]


                                   EXHIBIT C-1


              BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF CONTRACTS
                North Ranch Pavilions, Thousand Oaks, California

       THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION OF CONTRACTS is made as of the _______ day of ___________________, _________, by and between
_________________________, a ____________________ ("ASSIGNOR"), and
_______________________, a _______________________ ("ASSIGNEE").

                              W I T N E S S E T H:

       For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

       Assignor hereby sells, transfers, assigns and conveys to Assignee the following:

              (a) All right, title and interest of Assignor in and to all tangible personal property ("PERSONALTY") set forth in the inventory on EXHIBIT A attached hereto and made a part hereof, and located on, and used in connection with the management, maintenance or operation of that certain land and improvements located in the County of __________, State of ___________, as more particularly described in EXHIBIT B attached hereto and made a part hereof ("REAL PROPERTY"), but excluding tangible personal property owned or leased by Assignor's contractors under the Contracts (as defined below).

              (b) To the extent assignable, all right, title and interest of Assignor in and to those certain contracts set forth on EXHIBIT C attached hereto and made a part hereof, and all warranties, guaranties, indemnities and claims (including, without limitation, for workmanship, materials and performance) and which exist or may hereafter exist against any contractor, subcontractor, manufacturer or supplier or laborer or other services relating thereto (collectively, the "CONTRACTS").

              (c) All right, title and interest of Assignor in and to those agreements set forth on EXHIBIT D attached hereto and made a part hereof (the "LICENSE AGREEMENTS").

       2. This Bill of Sale, Assignment and Assumption of Contracts is given pursuant to that certain Agreement of Purchase and Sale (as amended, the "PURCHASE AGREEMENT") dated as of __________________________, between Assignor and Assignee, providing for, among other things, the conveyance of the Personalty and the Contracts.

       3. As set forth in ARTICLE 11 of the Purchase Agreement, which is hereby incorporated by reference as if herein set out in full and except as set forth herein, the property

EXHIBIT C-1, Bill of Sale, Assignment and Assumption of Contracts - Page 1 conveyed hereunder is conveyed by Assignor and accepted by Assignee AS IS, WHERE IS, AND WITHOUT ANY WARRANTIES OF WHATSOEVER NATURE, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE __________ UNIFORM COMMERCIAL CODE.

       4. Assignee hereby accepts the assignment of the Personalty, the Contracts and the License Agreements and agrees to assume and discharge, in accordance with the terms thereof, all of the obligations thereunder from and after the date hereof. Additionally, but without limiting the generality of the foregoing, Assignee agrees to assume and discharge all legal fees and other costs and expenses incurred with respect to Contracts and Contract renewals and extensions and License Agreements and License Agreement renewals and extensions executed subsequent to the Effective Date of the Agreement and those set forth on EXHIBIT E attached hereto.

       5. Assignee agrees to indemnify and hold harmless Assignor from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignee's failure to perform any of the foregoing obligations arising from and accruing on or after the date hereof.

       6. Assignor agrees to indemnify and hold harmless Assignee from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignor's failure to perform any of the obligations of Assignor under the Contracts or License Agreements, to the extent accruing prior to the date hereof. Assignor shall be responsible for all reconciliations with contractors prior to 2003.

       7. This Bill of Sale, Assignment and Assumption of Contracts may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale, Assignment and Assumption of Contracts as of the date first above written.

                                         ASSIGNOR:

                                         ______________________________________,
                                         a _____________________________________


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

EXHIBIT C-1, Bill of Sale, Assignment and Assumption of Contracts - Page 2

                                         ASSIGNEE:

                                         ______________________________________,
                                         a _____________________________________


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


               [INSERT APPROPRIATE ACKNOWLEDGMENTS FOR THE STATE]

Exhibit A     Personalty
Exhibit B     Real Property
Exhibit C     Contracts
Exhibit D     License Agreements
Exhibit E     Contract Costs and Expenses

EXHIBIT C-1, Bill of Sale, Assignment and Assumption of Contracts - Page 3

[THIS FORM WOULD BE TAILORED TO CALIFORNIA BUT IS REPRESENTATIVE OF FORM]


                                   EXHIBIT C-2


                       ASSIGNMENT AND ASSUMPTION OF LEASES
                North Ranch Pavilions, Thousand Oaks, California

       THIS ASSIGNMENT AND ASSUMPTION OF LEASES is made as of the ____ day of ____________, __________, by and between _________________________, a
___________________ ("ASSIGNOR"), and _______________________, a
______________________ ("ASSIGNEE").

                              W I T N E S S E T H:

       For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

       1. Assignor hereby sells, transfers, assigns and conveys to Assignee all right, title and interest of Assignor in and to those certain leases described on Exhibit C attached hereto and made a part hereof (the "Tenant Leases"), relating to the leasing of space in the Real Property and all of the rights, interests, benefits and privileges of the lessor thereunder, and to the extent Assignee has not received a credit therefor under the Purchase Agreement (as defined below), all prepaid rents and security and other deposits held by Assignor under the Tenant Leases and not credited or returned to tenants, but subject to all terms, conditions, reservations and limitations set forth in the Tenant Leases.

       2. This Assignment and Assumption of Leases is given pursuant to that certain Agreement of Purchase and Sale (as amended, the "PURCHASE AGREEMENT") dated as of _____________________, between Assignor and Assignee, providing for, among other things, the conveyance of the Personalty and the Tenant Leases.

       3. As set forth in ARTICLE 11 of the Purchase Agreement, which is hereby incorporated by reference as if herein set out in full and except as set forth herein, the property conveyed hereunder is conveyed by Assignor and accepted by Assignee AS IS, WHERE IS, AND WITHOUT ANY WARRANTIES OF WHATSOEVER NATURE, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE __________ UNIFORM COMMERCIAL CODE.

EXHIBIT C-2, Assignment and Assumption of Leases - Page 1

       4. Assignee hereby accepts the assignment of the Personalty and the Tenant Leases and agrees to assume and discharge, in accordance with the terms thereof, all of the obligations thereunder from and after the date hereof. Additionally, but without limiting the generality of the foregoing, Assignee agrees to assume and discharge all leasing commissions, costs for tenant improvements, legal fees and other costs and expenses incurred with respect to Leases and Lease renewals and extensions executed subsequent to the Effective Date of the Agreement and those set forth on EXHIBIT D attached hereto.

       5. Assignee agrees to indemnify and hold harmless Assignor from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignee's failure to perform any of the foregoing obligations arising from and accruing on or after the date hereof.

       6. Assignor agrees to indemnify and hold harmless Assignee from any cost, liability, damage or expense (including attorneys' fees) arising out of or relating to Assignor's failure to perform any of the obligations of Assignor under the Tenant Leases to the extent accruing prior to the date hereof. Assignor shall be responsible for all reconciliations with Tenants prior to 2003.

       7. This Assignment and Assumption of Leases may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Leases as of the date first above written.

                                         ASSIGNOR:

                                         ______________________________________,
                                         a _____________________________________


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         ASSIGNEE:

                                         ______________________________________,
                                         a _____________________________________


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

               [INSERT APPROPRIATE ACKNOWLEDGMENTS FOR THE STATE]

EXHIBIT C-2, Assignment and Assumption of Leases - Page 2

Exhibit A     Personalty
Exhibit B     Real Property
Exhibit C     Tenant Leases
Exhibit D     Lease Costs and Expenses

EXHIBIT C-2, Assignment and Assumption of Leases - Page 3

[THIS FORM WOULD BE TAILORED TO CALIFORNIA BUT IS REPRESENTATIVE OF FORM]


                                    EXHIBIT D

                               FIRPTA CERTIFICATE

       Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform ________________ ("TRANSFEREE") that withholding of tax is not required upon the disposition of a U.S. real property interest by _____________ ("TRANSFEROR"), the undersigned, in their capacity as ____________ of ___________, but not individually, hereby certifies to Transferee the following on behalf of Transferor:

       1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

       2.     Transferor's U.S. employer identification number is _____________;
and

       3.     Transferor's office address is _________________________.

       Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

       Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

       Dated as of __________, 20___.

                                         ______________________________________,
                                         a _____________________________________


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         Date:
                                              ----------------------------------

EXHIBIT D, FIRPTA Certificate - Solo Page

THE STATE OF ___________    Section
                            Section
COUNTY OF _____________     Section

       This instrument was acknowledged before me on __________, 200_____, by __________, _______________ of ________________________, a _____________, on
behalf of said _________________.

                                      Notary Public, State of ___________

       SWORN TO AND SUBSCRIBED BEFORE ME by __________________ on
_______________________, 200 _____.

                                         _______________________________________
                                         Notary Public, State of ____________

EXHIBIT D, FIRPTA Certificate - Solo Page

[THIS FORM WOULD BE TAILORED TO CALIFORNIA BUT IS REPRESENTATIVE OF FORM]


                                    EXHIBIT E

                                  ERISA LETTER

                        _____________________, ________


______________________
______________________
______________________
______________________


       RE:    Acquisition of North Ranch Pavilions in Thousand Oaks, California

Ladies and Gentlemen:

       The undersigned represents to you that [PURCHASER], or any affiliates thereof, or any firm, person or entity providing financing for the purchase of the entire interest of ____________ in the above-described property (the "PROPERTY") are not using the assets of an employee benefit plan as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and covered under Title I, Part 4 of the ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, in the performance or discharge of its obligations under that certain Agreement of Purchase and Sale dated _______________, __________, with respect to the Property by and between
___________________, as Seller, and the undersigned, as Purchaser, including the acquisition of the Property.

                                         Very truly yours,


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

EXHIBIT E, ERISA Letter - Solo Page

[THIS FORM WOULD BE TAILORED TO CALIFORNIA BUT IS REPRESENTATIVE OF FORM]


                                    EXHIBIT F

                                NOTICE TO TENANTS

__________________, ________

______________________
______________________
______________________
______________________

Dear Tenant:

       You are hereby notified that ____________________ ("SELLER"), the current owner of North Ranch Pavilions in Thousand Oaks, California (the "PROPERTY") and the current owner of the landlord's interest in your lease in the Property, has sold the Property to [PURCHASER] ("NEW OWNER"), as of the above date. In connection with such sale, Seller has assigned and transferred its interest in your lease and your security deposit thereunder in the amount of $__________ (the "SECURITY DEPOSIT") to New Owner, and New Owner has assumed and agreed to perform all of the landlord's obligations under your lease (including any obligations set forth in your lease or under applicable law to repay or account for the Security Deposit) from and after such date. New Owner acknowledges that New Owner has received and is responsible for the Security Deposit.

       Accordingly, (a) all your obligations under the lease from and after the date hereof, including your obligation to pay rent, shall be performable to and for the benefit of New Owner, its successors and assigns, and (b) all the obligations of the landlord under the lease, including any obligations thereunder or under applicable law to repay or account for the Security Deposit, shall be the binding obligation of New Owner and its successors and assigns. Unless and until you are otherwise notified in writing by New Owner, the address of New Owner for all purposes under your lease is:

EXHIBIT F, Notice of Tenants - Page 1

______________________
______________________
______________________
______________________

                                         Very truly yours,

                                         SELLER:

                                         ______________________________________,
                                         a _____________________________________


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         NEW OWNER:


                                         ______________________________________,
                                         a _____________________________________


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

EXHIBIT F, Notice of Tenants - Page 2

[THIS FORM WOULD BE TAILORED TO CALIFORNIA BUT IS REPRESENTATIVE OF FORM]


                                   EXHIBIT G-1

                           TENANT ESTOPPEL CERTIFICATE

To:    _____________, its Successors and Assigns ("Purchaser")
       2901 Butterfield Road
       Oak Brook, Illinois 60523

       ___________________________("Lender")

Re:    ______________________
       ______________________
       ______________________ (the "Property")

Gentlemen:

       The following statements are made with the knowledge that you, as purchaser ("Purchaser"), are relying on them in connection with your purchase of the Property and the assignment to you of the lease referred to below in connection therewith, and you and your successors and assigns and successor owners of the Property, as well as Lender and any other mortgage lender on the Property and the current Landlord (as hereafter defined) may rely on them for all purposes.

       The undersigned ("Tenant"), being the Tenant under the lease referred to in Paragraph 1 below and attached hereto as Schedule 1, covering certain premises ("Leased Premises") at the Property, hereby certifies to you that the following statements are true, correct and complete as of the date hereof:

       1. Tenant is the tenant under a lease (the "Lease") currently with __________, as landlord ("Landlord"), dated __________, 20___, demising to Tenant approximately __________ (_________) square feet at the Property, a true, correct and complete copy of which is attached hereto as Schedule 1. The term Lease includes all amendments and modifications to the Lease and other agreements with respect thereto. There have been no amendments, modifications or other agreements relating to the Lease except as attached hereto on Schedule 1. Possession of the Leased Premises was delivered to Tenant on ______, ___, 20__. The initial term of the Lease commenced on ___________, 20 ____, and will expire on ______, 20 ___, exclusive of unexercised renewal options and extension options contained in the Lease. There have been no amendments, modifications or revisions to the Lease, and there are no agreements of any kind between Landlord and Tenant regarding the Leased Premises, except as provided in

EXHIBIT G, Tenant Estoppel Certificate - Page 1 the Lease or except as follows: (if none, write "none"): ________________. The net rentable square footage of the entire shopping center on the Property is _________ square feet.

       2. The Lease has been duly authorized and executed by Tenant and is in good standing and in full force and effect.

       3. Tenant has accepted and is presently occupying the Leased Premises. Neither the Lease nor any interest in it has been assigned, transferred, or mortgaged by Tenant, and no sublease, concession agreement or license covering the Leased Premises, or any portion of the Leased Premises, has been entered into by Tenant, except as follows: (if none, write "none"):
_______________________

       4. Tenant is currently obligated to pay fixed or base rent under the Lease in the annual amount of _____________________ Dollars ($______), payable in monthly installments of ___________ Dollars ($_______). Rent has been paid under the Lease through __________, 20___ and no sums have been prepaid to Landlord, either as the last month's rent or otherwise, except as follows: (if none, write "none"): _________________. No sums have been deposited with Landlord other than _________________ Dollars ($___________) deposited as security under the Lease. Except as specifically stated in the Lease, Tenant is entitled to no rent concessions, free rent, allowances or other similar compensation in connection with renting the Leased Premises. Tenant is currently paying monthly installments of $_____________ as common area maintenance, tax and other expense pass-through rentals due under the Lease in addition to the base rent described above.

       5. To Tenant's knowledge, neither Landlord nor Tenant is in default under the Lease beyond any applicable cure period and, to Tenant's knowledge, no event has occurred which, with the giving of notice or passage of time, or both, could result in such a default. Tenant has no knowledge of any setoffs, claims or defenses to enforcement of the Lease in accordance with its terms.

       6. Without limiting the generality of the statement made in Paragraph 1 above, except as specifically stated in the Lease, Tenant has not been granted (a) any option to extend the term of the Lease, (b) any option to expand the Leased Premises or to lease additional space within the Property, (c) any right of first refusal on any space at the Property, (d) any option or right of first refusal to purchase the Leased Premises or the Property or any part thereof, or (e) any option to terminate the Lease prior to its stated expiration.

       7. Neither Tenant nor any guarantor of Tenant is the subject of any bankruptcy, reorganization, insolvency, readjustment of deft, dissolution or liquidation proceeding, and to the best knowledge of Tenant no such proceeding is contemplated or threatened.

EXHIBIT G, Tenant Estoppel Certificate - Page 2

       Executed this _________ day of ___________, 2003.

                                         TENANT


                                         By:
                                         Print Name:
                                         Title:

EXHIBIT G, Tenant Estoppel Certificate - Page 3

       By execution of this Tenant Estoppel Certificate, the undersigned confirms that it is the guarantor ("Guarantor") of the Lease pursuant to that certain guaranty ("Guaranty") dated _________, 20__. The Guaranty has not been amended, modified or released. Neither the Tenant nor the Landlord is in default of the Lease or the Guaranty, Guarantor, as of the date hereof, has no defenses to enforcement of the Guaranty and the Guaranty remains in full force and effect in accordance with its terms.

                                         GUARANTOR:


                                         By:
                                            ------------------------------------
                                         Print Name:
                                                    ----------------------------
                                         Title:
                                               ---------------------------------
                                         Date:
                                              ----------------------------------

EXHIBIT G-1, Tenant Estoppel Certificate - Page 4

                    Exhibit A to Tenant Estoppel Certificate

                [Lease Agreement and Amendments Thereto, If Any]


EXHIBIT G-1, Tenant Estoppel Certificate - Page 5

                                   EXHIBIT G-2

                        DECLARATION ESTOPPEL CERTIFICATE

To: ___________________________, its Successors and Assigns ("Purchaser") 2901 Butterfield Road
       Oak Brook, Illinois 60523

       _____________________________________("Lender")

Re:    _____________________________
       _____________________________
       _____________________________ (the "Property")

Gentlemen:

       Reference is hereby made to that certain Declaration of Establishment of Protective Covenants, Conditions and Restrictions and Grants of Easements for the North Ranch Pavilions Shopping Center dated May 8, 1990, executed by EI Paseo Associates, a California general partnership, predecessor in interest to WMP IV Real Estate Limited Partnership ("DEVELOPER") and The Vons Companies, Inc., a Michigan corporation ("VONS"), recorded on May 21, 1990, as Document No. 90-075999, Official Records of Ventura County, California, as amended by that certain Consent Letter Agreement (for Tempura House Restaurant) dated February 1, 2002 (collectively, the "DECLARATION").

       The undersigned does hereby certify that as of the date hereof:

       1. The Declaration is in full force and effect and has not been amended, modified or supplemented.

       2. To the best knowledge and belief of the undersigned, there is neither any default nor any event which, with the passage of time or the giving of note, or both, would constitute a default by Developer in the performance of its obligations under the Declaration, and, as of the date hereof, the undersigned has no claims or disputes against Developer under the Declaration.

       3. To the best knowledge and belief of the undersigned, there are no current default-related credits, offsets or deductions to which it is entitled under the Declaration.

              Executed this ________ day of ___________________, 2003.

                                         ______________________________________,
                                         a _____________________________________


                                         By:
                                            ------------------------------------
                                         Print Name:
                                                    ----------------------------
                                         Title:
                                               ---------------------------------

EXHIBIT G-2, Declaration Estoppel Certificate - Page 1

                                    EXHIBIT H

                                 LIST OF TENANTS

1.     Kristine Skeate and Yanire Brancato, dba Sudore Pilates
2.     Lawrence I. Stern and Ilene Stern, dba Ilene's Boutique
3.     North Ranch Pizza, LLC, dba Lamppost Pizza
4.     Savvy Enterprises, LLC
5.     Rustico Food, Inc.
6.     Exotic Thai, Inc.
7.     Izabele Sagatauskaite, dba North Ranch Dentistry
8.     Timithy C. Walton and Debra S. Walton, dba Walton's Portrait Studio
9. Girishkumar C. & Jyotiben, & Nathaniel & Juliet Bautista, dba Clubhouse Cleaners
10.    Rahim Lavi, dba Dance Trends
11.    Ferraris Corporation, dba Andi's Hallmark
12.    Malibu Gymnastics, Inc.
13.    Garabet Balejian and Seta Balejian, dba Seta's Shoes
14.    Nazaret Dinkjian and Kelly Dinkjian, dba Two for One Photo
15.    Shabbar Hussain and Samina Shabbar Hussain, dba Postal Club
16.    Total Body Fitness, Inc.
17.    Treasured Memories Scrapbook Store, Inc.
18.    Tae Kwon Do Academy, Inc.
19.    Craig Camp, dba State Farm
20.    Daryle Michael Case and Nhien Thai Case, dba Kay's Nails
21.    Roy K. Hollingdrake, dba We Frame It Too
22.    Mitsuji Nakamori and Misako Nakamori, dba Sushi-Tei
23.    G.E.M.M.M., dba The Prudential California Realty
24.    Bank of America, N.A.
25.    Kathleen Hendrickson and Wayne Hendrickson, dba Cookies by Design
26.    The Vons Companies, Inc.
27.    World Savings Bank

EXHIBIT H, List of Tenants - Solo Page

                                    EXHIBIT I

                              MANDATORY ARBITRATION

The parties have agreed to submit disputes to mandatory arbitration in accordance with the following provisions:

       1.     ARBITRATION.

              (a) GENERAL. Any dispute among Seller and Purchaser as to the interpretation of any provision of this Agreement or the rights and obligations of any party hereunder shall be resolved through binding arbitration as hereinafter provided in Los Angeles.

              (b) SELECTION OF ARBITRATOR. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its commercial rules and judgment on the award of the arbitration panel may be entered in any court having jurisdiction thereof.

       Within fifteen (15) days after the commencement of arbitration, each party shall select one party to act as arbitrator and the two selected shall select a third arbitrator within ten (10) days of their appointment. If the arbitrators selected by the parties are unable or fail to agree on a third arbitrator, the third arbitrator shall be selected by the American Arbitration Association.

              (c)    RULES OF ARBITRATION. The arbitrators selected pursuant to
SECTION 1(b) above will establish the rules for proceeding with the arbitration of the dispute, which will be binding upon all parties to the arbitration proceeding. The arbitrators may use the rules of AAA for commercial arbitration but is encouraged to adopt the rules the arbitrators deems appropriate to accomplish the arbitration in the quickest and least expensive manner possible. Accordingly, the arbitrators may (1) dispense with any formal rules of evidence and allow hearsay testimony so as to limit the number of witnesses required, (2) accept evidence of property values without formal appraisals and upon such information provided by Seller and Purchaser or other persons and otherwise minimize discovery procedures as the arbitrators deem appropriate, (3) act upon their understanding or interpretation of the law on any issue without the obligation to research the issue or accept or act upon briefs of the issue prepared by any party, (4) limit the time for presentation of any party's case as well as the amount of information or number of witnesses to be presented in connection with any hearing, and (5) impose any other rules which the arbitrators believe appropriate to effect a resolution of the dispute as quickly and inexpensively as possible. In any event, the arbitrators (A) shall permit each side no more than two depositions (including any deposition of experts), which depositions may not exceed four hours each, one set of ten interrogatories (inclusive of sub-parts) and one set of five document requests (inclusive of sub-parts), (B) shall not permit any requests for admissions, (C) shall limit the hearing, if any, to two days, and (D) shall render his or her decision within 60 days of the filing of the arbitration.

              (d) COSTS OF ARBITRATION. The arbitrators will have the exclusive authority to determine and award costs of arbitration and the costs incurred by any party for its attorneys, advisors and consultants.

EXHIBIT I, Mandatory Arbitration - Page 1

              (e) AWARD OF ARBITRATOR. Any award made by the arbitrators shall be binding on Seller, Purchaser and all parties to the arbitration and shall be enforceable to the fullest extent of the law.

              (f) GOVERNING LAW; ACTUAL DAMAGES; ETC. In reaching any determination or award, the arbitrators will apply the laws of the state in which the Property is located. Except as permitted under SECTION 1(d) above, the arbitrators' award will be limited to actual damages and will not include punitive or exemplary damages. Nothing contained in this Agreement will be deemed to give the arbitrators any authority, power or right to alter, change, amend, modify, add to or subtract from any of the provisions of this Agreement. All privileges under state and federal law, including, without limitation, attorney-client, work product and party communication privileges, shall be preserved and protected. All experts engaged by a party must be disclosed to the other party within 14 days after the date of notice and demand for arbitration is given.

EXHIBIT I, Mandatory Arbitration - Page 2

                                    EXHIBIT J

                              REQUIRED ENDORSEMENTS

1)     3.1 zoning (Long Form) and including parking and loading docks
2)     Extended Coverage over all of the general exceptions
3) Comprehensive Endorsement including encroachments, setback line violations and covenants and restrictions
4)     Subdivision Endorsement
5)     Survey Endorsement (insured property is same as surveyed property)
6)     Access Endorsement to publicly dedicated roads
7)     Utility Facility Endorsement
8)     P.I.N-Single Tax Lot Endorsement
9)     Contiguity Endorsement
10)    Removal of Creditors Rights Exception Endorsement
11)    Removal of Arbitration Clause Endorsement
12)    Environmental Lien Endorsement
13)    Encroachment Endorsement for any encroachments identified on the survey.

DALLAS_1\3880653\14
21478.50 12/16/2003

EXHIBIT J, Required Endorsements - Page 1